                            THE GLENMEDE FUND, INC.
                            THE GLENMEDE PORTFOLIOS



                                  Prospectus

                               February 28, 1999






                            Money Market Portfolios


                           Government Cash Portfolio
                           Tax-Exempt Cash Portfolio





                                Bond Portfolios


                          Core Fixed Income Portfolio
                          Muni Intermediate Portfolio
                           New Jersey Muni Portfolio






                              Investment Advisor

                          The Glenmede Trust Company





The Securities and Exchange Commission has not approved or disapproved the Portfolios' securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................3
INVESTMENTS................................................................11
PRICE OF PORTFOLIO SHARES..................................................15
PURCHASE OF SHARES.........................................................15
REDEMPTION OF SHARES.......................................................15
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
  SHARES OF THE PORTFOLIOS.................................................16
DIVIDENDS AND DISTRIBUTIONS................................................16
TAXES......................................................................16
MANAGEMENT OF THE PORTFOLIOS...............................................18
GENERAL INFORMATION........................................................18
FINANCIAL HIGHLIGHTS.......................................................19

                              RISK/RETURN SUMMARY


                            Money Market Portfolios




                         Investment Goals                   Principal Investments
Government Cash     Current interest income     Money market instruments issued by
Portfolio                                       the U.S. Treasury or U.S. Government-related
                                                agencies, and repurchase agreements secured
                                                by such instruments.
Tax-Exempt Cash     Current interest income     Tax-exempt money market
Portfolio           exempt from Federal         instruments.
                    income taxes

                                Bond Portfolios
       Side-Note:


                               Important Concept

                        Total return consists of net income (dividend and interest income from portfolio securities less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.


                           Investment Goals                     Principal Investments
Core Fixed Income      Long-term total return     U.S. Government and agency issued securities,
Portfolio                                         U.S. agency issued mortgage-backed securities
                                                  and investment grade corporate bonds. The
                                                  Portfolio also invests in repurchase agreements
                                                  and may enter into reverse repurchase
                                                  agreements.
Muni Intermediate     High level of current       Intermediate and long-term tax-exempt
Portfolio             income exempt from          obligations of the Commonwealth of
                      Federal income tax          Pennsylvania and its political subdivisions,
                                                  agencies, instrumentality's and authorities.
New Jersey Muni       High level of current       Intermediate and long-term tax-exempt
Portfolio             income exempt from          obligations of the State of New Jersey and its
                      Federal income tax          political subdivisions, agencies, instrumentali-
                                                  ties and authorities.

Principal Risks of Investing
   All Portfolios                 An investment in a Portfolio is not a deposit of The
                                  Glenmede Trust Company and is not insured or guaranteed
                                  by the Federal Deposit Insurance Corporation or any other
                                  government agency.
   All Bond Portfolios            The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall.
                                  Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest
                                  payments when due. Therefore, you could lose money by
                                  investing in the Portfolios.
                                  Fixed income securities with longer maturities are more
                                  susceptible to interest rate fluctuations than those with
                                  shorter maturities. Therefore, the risk of interest rate
                                  fluctuation is greater to the extent that the Portfolios invest in long-term securities.
   Core Fixed Income Portfolio    The Core Fixed Income Portfolio may make loans through
                                  collateralized repurchase agreements. It may also borrow
                                  money through reverse repurchase agreements. Although
                                  loans made by the Portfolio are collateralized with the
                                  borrower's securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.
                                  The Core Fixed Income Portfolio is subject to prepayment
                                  risk. Prepayment risk is the risk that a debt security may be paid off and the proceeds returned to the Portfolio earlier than anticipated. Depending on market conditions, the
                                  proceeds may be reinvested at lower interest rates.
   Muni Portfolios                The Muni Intermediate Portfolio and New Jersey Muni
                                  Portfolio are subject to additional risks. Because the Muni
                                  Intermediate Portfolio invests primarily in Pennsylvania
                                  municipal obligations and the New Jersey Muni Portfolio
                                  invests primarily in New Jersey municipal obligations, they are classified as non-diversified. This means that each
                                  Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio's performance will be dependent upon a smaller category of securities than is a
                                  diversified portfolio. Accordingly, each Portfolio may
                                  experience greater fluctuations in net asset value and may have greater risk of loss.
                                  The Muni Intermediate Portfolio and the New Jersey Muni
                                  Portfolio are each especially susceptible to the economic, political and regulatory events that affect Pennsylvania and
                                  New Jersey, respectively.
                                  Each of the Muni Portfolios is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a Portfolio's value.

   All Money Market Portfolios       Although these Portfolios invest in money market
                                     instruments which the Advisor believes present minimal
                                     credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest
                                     payments when due. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is
                                     possible to lose money by investing in the Portfolios.
                                     The Government Cash Portfolio may make loans through
                                     collateralized repurchase agreements. Although loans made
                                     by the Portfolio are collateralized with the borrower's
                                     securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.
Who may want to invest in the
   Bond Portfolios                   The Bond Portfolios may be appropriate for investors who
                                     seek a regular stream of income with higher potential returns than money market funds and are also willing to accept
                                     some risk.
   Money Market Portfolios           The Money Market Portfolios may be appropriate for
                                     investors who seek monthly income with minimal risk to
                                     principal. The Portfolios are not appropriate for investors who are seeking a high level of monthly income or
                                     long-term total return.
Bar Charts and Performance Tables    The Bar Charts and Tables below show the Portfolios'
                                     annual returns and their long-term performance. The Bar
                                     Charts show how the performance of the Portfolios has
                                     varied from year to year. The Tables show how each
                                     Portfolio's average annual returns for one, five and ten years compare to those of selected market indices. The Bar Charts and Performance Tables assume reinvestment of dividends
                                     and distributions. The Portfolios' past performance does not necessarily indicate how they will perform in the future.

                           Government Cash Portfolio

                               1989        9.42%
                               1990        8.32%
                               1991        6.13%
                               1992        3.85%
                               1993        3.18%
                               1994        4.19%
                               1995        5.92%
                               1996        5.40%
                               1997        5.58%
                               1998        5.51%


     During the periods shown in the Bar Chart, the highest quarterly return was 2.48% (for the quarter ended June 30, 1989) and the lowest quarterly return was .78% (for the quarter ended June 30, 1993).





                           Tax-Exempt Cash Portfolio

                               1989        6.46%
                               1990        5.87%
                               1991        4.53%
                               1992        3.07%
                               1993        2.22%
                               1994        2.70%
                               1995        3.83%
                               1996        3.33%
                               1997        3.51%
                               1998        3.30%

     During the periods shown in the Bar Chart, the highest quarterly return was 1.71% (for the quarter ended June 30, 1989) and the lowest quarterly return was .53% (for the quarter ended March 31, 1994).

                          Core Fixed Income Portfolio

                               1989        12.95%
                               1990        10.25%
                               1991        15.02%
                               1992        6.74%
                               1993        8.84%
                               1994       -2.35%
                               1995        14.45%
                               1996        3.88%
                               1997        9.68%
                               1998        9.08%

     During the periods shown in the Bar Chart, the highest quarterly return was 6.34% (for the quarter ended June 30, 1989) and the lowest quarterly return was -2.54% (for the quarter ended March 31, 1994).







                          Muni Intermediate Portfolio

                               1993         8.99%
                               1994        -4.44%
                               1995        13.69%
                               1996         4.36%
                               1997         7.15%
                               1998         5.57%

     During the periods shown in the Bar Chart, the highest quarterly return was 6.22% (for the quarter ended March 31, 1995) and the lowest quarterly return was -3.39% (for the quarter ended March 31, 1994).

                           New Jersey Muni Portfolio


                               1994        -5.44%
                               1995        15.03%
                               1996         4.13%
                               1997         7.00%
                               1998         5.67%

     During the periods shown in the Bar Chart, the highest quarterly return was 3.39% (for the quarter ended June 30, 1995) and the lowest quarterly return was -4.17% (for the quarter ended March 31, 1994).

The Portfolios' Average Annual Total
Returns for the Periods Ended
December 31, 1998

                             Money Market Portfolios
--------------------------------------------------------------------------------
                                      Past 1       Past 5      Past 10
                                       Year        Years        Years
--------------------------------------------------------------------------------
Government Cash Portfolio             5.51%         5.32%       5.73%
--------------------------------------------------------------------------------
IBC's U.S. Government and             4.79%         4.61%       5.06`
Agencies Money Fund Average(TM)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      Past 1       Past 5      Past 10
                                       Year        Years        Years
--------------------------------------------------------------------------------
Tax-Exempt Cash Portfolio             3.30%         3.33%       3.87%
--------------------------------------------------------------------------------
IBC's Stock Broker and General        2.89%         2.89%       3.41%
Purpose Tax-Free Average(TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
o IBC's U.S. Government and Agencies Money Fund Average(TM) is comprised of money market funds investing in U.S. treasury securities and government agency obligations.

o IBC's Stock Broker and General Purpose Tax-Free Average(TM) is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax.
--------------------------------------------------------------------------------

                           Bond Portfolios
--------------------------------------------------------------------------------
                                      Past 1       Past 5      Past 10
                                       Year        Years        Years
--------------------------------------------------------------------------------
Core Fixed Income Portfolio           9.08%         6.79%       8.74%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate             8.69%         7.27%       9.26%
Bond Index
--------------------------------------------------------------------------------
Lipper Intermediate U.S.              8.14%         6.12%       7.64%
Government Fund Index
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                Since
                                      Past 1       Past 5      June 5,
                                       Year        Years        1992
--------------------------------------------------------------------------------
Muni Intermediate Portfolio           5.57%         5.10%       5.74%
--------------------------------------------------------------------------------
Lehman Brothers Municipal             5.84%         5.28%       6.21%
5-Year Bond Index
--------------------------------------------------------------------------------
Lipper Intermediate Municipal         5.59%         5.12%       6.25%
Debt Fund Index
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                Since
                                      Past 1       Past 5     November 1,
                                       Year        Years        1993
--------------------------------------------------------------------------------
New Jersey Muni Portfolio             5.67%         5.07%       4.97%
--------------------------------------------------------------------------------
Lehman Brothers Municipal             5.84%         5.28%       5.36%
5-Year Bond Index
--------------------------------------------------------------------------------
Lipper New Jersey Municipal Debt      5.72%         5.31%       5.39%
Fund Index
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
o The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government Corporate Bond, Mortgage Backed Securities, and Asset Backed Securities Indexes.

o The Lipper Intermediate U.S. Government Fund Index is an unmanaged index comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund Average. The Average consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years.

o The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.

o The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund Average. The Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

o The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund Average. The Average consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey.
--------------------------------------------------------------------------------

Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.



                                          Money Market Portfolios
                                 -----------------------------------------
                                                           Tax-
                                  Government              Exempt
                                     Cash                  Cash
                                   Portfolio            Portfolio
                                 ------------          -----------
Shareholder Fees (fees paid
directly from your investment)
Maximum Account Fee              1.00%                 1.00%
(annual percentage of assets
under management)+
Annual Portfolio Operating Expenses
(expenses that are deducted
from Portfolio assets)
Management Fees                   .00%                  .00%
Other Expenses                    .11%                  .13%
 Operating Expenses                            .11%                 .13%
 Interest Expenses                             --                   --

-------------------------------
Total Annual Portfolio
 Operating Expenses               .11%                  .13%
                                 ====                  ====



                                                         Bond Portfolios
                                 ----------------------------------------------------------------
                                                                                   New
                                  Core Fixed                Muni                  Jersey
                                    Income              Intermediate               Muni
                                   Portfolio              Portfolio             Portfolio
                                 ------------          --------------          -----------
Shareholder Fees (fees paid
directly from your investment)
Maximum Account Fee              1.00  %               1.00%                   1.00%
(annual percentage of assets
under management)+
Annual Portfolio Operating
Expenses
(expenses that are deducted
from Portfolio assets)
Management Fees                   .00  %                .00%                    .00%
Other Expenses                    .99%*                 .30%                    .30%
 Operating Expenses                            .11%                    .30%                 .30%
 Interest Expenses                             .88%                    --                   --

-------------------------------
Total Annual Portfolio
 Operating Expenses               .99%*                 .30%                    .30%
                                 =====                 ====                    ====

+ The Portfolios described in this prospectus do not pay any advisory fees to The Glenmede Trust Company, the investment advisor of the Funds (the "Advisor"), or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor, its Affiliates or certain financial institutions, or must be certain employee benefit plans. The "Maximum Account Fee" in the above table is the current maximum annual fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by the Advisor and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

* "Other Expenses" includes interest expenses of the Core Fixed Income Portfolio. If such interest expenses were not included, "Total Annual Portfolio Operating Expenses" would be 0.11% for the Core Fixed Income Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




          Money Market Portfolios                           Bond Portfolios
-------------------------------------------   -------------------------------------------
                 Government     Tax-Exempt     Core Fixed         Muni         New Jersey
                    Cash           Cash          Income       Intermediate        Muni
                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
One Year        $ 11           $ 13           $  101         $ 31             $ 31
-------------   ----           ----           ------         ----             ----
Three Years     $ 35           $ 42           $  315         $ 97             $ 97
-------------   ----           ----           ------         ----             ----
Five Years      $ 62           $ 74           $  547         $169             $169
-------------   ----           ----           ------         ----             ----
Ten Years       $ 41           $165           $1,213         $381             $381

                                  INVESTMENTS


Objective and Principal Strategies

     To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

     Each Portfolio's investment objective may be changed by the Board members without shareholder approval.


Money Market Portfolios

Government Cash Portfolio


     The investment objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity.

     The Government Cash Portfolio invests in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or intrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by such instruments.

Tax-Exempt Cash Portfolio


     The investment objective of the Tax-Exempt Cash Portfolio to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

     The Tax-Exempt Cash Portfolio invests primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal obligations which pay interest that is exempt from regular Federal income tax. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax.


Investment Duration and Quality:


     Each Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to the Portfolio's investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase.

     The Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are:
(i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.


Bond Portfolios

Core Fixed Income Portfolio


     The investment objective of the Core Fixed Income Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal.

     The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government (collectively, "U.S. Government Securities"). The Portfolio may also invest in privately issued mortgage-backed securities and debt obligations of domestic and foreign companies. The Portfolio expects to achieve consistent results over the long term. The weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio may take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions. Such investments may include short term debt instruments which meet the Portfolio's quality criteria. To the extent the Portfolio is in a temporary defensive position, it may not be able to meet its investment objective. The net asset value of the Portfolio will fluctuate.

     Securities which possess attractive projected total return profiles are purchased in sectors which the Advisor deems as attractive on a relative value basis. Securities are sold based on a relative value sector analysis and a comparative projected versus actual return analysis.

     The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

Muni Intermediate Portfolio and New Jersey Muni Portfolio

     The investment objective of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

     The New Jersey Muni Portfolio will invest at least 65% of its net assets in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies and authorities.

     During normal market conditions, the Muni Intermediate Portfolio and New Jersey Muni Portfolio will invest at least 80% of their net assets in intermediate and long-term municipal obligations, which pay tax-exempt interest. Each of the Portfolios may invest up to 20% of its net assets in municipal obligations which pay interest which is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax. The Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include taxable short-term instruments. To the extent a Portfolio is in a temporary defensive position, it may not be able to meet its investment objective.

     The Muni Intermediate and New Jersey Muni Portfolios purchase municipal securities that have the best relative value to other bonds of similar sector, credit quality and maturity. Bonds are sold in the Portfolios if there is a change in credit quality, duration objective or a need to raise funds to cover redemptions.

Investment Duration and Quality:

     Each Portfolio expects to maintain an average dollar weighted maturity of 3 to 10 years.

     The Core Fixed Income Portfolio's investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at least A by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase.

     The Muni Intermediate and New Jersey Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes. Each Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security is reduced below the above rating, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

Risks

All Bond and Money Market Portfolios

     The risks of investing in any of the Bond or Money Market Portfolios are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risks

     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

     A bond Portfolio's average dollar-weighted maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. A bond's term to maturity is the number of years remaining to maturity. A bond Portfolio does not have a stated maturity, but it does have an average dollar-weighted maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity "weighted" according to the percentage of net assets it represents.

Credit Risks

     The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

     Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Mortgage-Backed Obligations

     The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related organizations. These organizations include the Government National Mortgage Association (whose obligations are guaranteed by the U.S. Government), and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (whose obligations are not guaranteed by the U.S. Government). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.

Debt Obligations

     Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio's shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.

Municipal Revenue Obligations


     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. Each Portfolio may also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.

     The Muni Intermediate and New Jersey Muni Portfolios invest primarily in Pennsylvania Municipal and New Jersey Municipal Obligations, respectively. If Pennsylvania or New Jersey or any of their political subdivisions, agencies, instrumentalities and authorities were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the affected Portfolio could be adversely affected.

Repurchase Agreements

     The Government Cash and Core Fixed Income Portfolios may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

Reverse Repurchase Agreements

     The Core Fixed Income Portfolio may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.

     The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

     The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.

     The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by the Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio's responsibility to complete the transaction at full value. The Portfolio will invest the proceeds of reverse repurchsae agreements in overnight repurchase agreements.

Selection of Investments

     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

     This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities in which each Portfolio principally invests. Each Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

Year 2000 Risks


     Like other investment companies and financial service providers, the Portfolios could be adversely affected if the computer systems used by the Advisor and the Portfolios' other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and administrator are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to ascertain that comparable steps are being taken by the Portfolios' other major service providers. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem. However, there can be no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not adversely impact the Portfolios. In addition, to the extent that the operations of issuers of securities held by a Portfolio are impaired by the Year 2000 Problem, or prices of securities held by a Portfolio decline as a result of real or perceived problems relating to the Year 2000, the value of such Portfolio's shares may be materially affected.


                           PRICE OF PORTFOLIO SHARES

     The price of shares issued by each Portfolio is based on net asset value ("NAV"). The NAV per share of the Money Market Portfolios is determined as of 12:00 noon (Eastern time) on each day that the New York Stock Exchange is open for business (a "Business Day"). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day currently 4:00 p.m. (Eastern time).


Government Cash and Tax-Exempt Cash Portfolios

     For the purpose of calculating each Money Market Portfolio's NAV per share, securities are valued at "amortized cost."


Bond Portfolios

     Marketable fixed income securities are priced at market value. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors or the Board of Trustees.


                              PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its or an Affiliate's clients ("Clients") and to other institutions (the "Institutions"), at the NAV per share next determined after receipt of the purchase order by the transfer agent. The minimum initial investment for each Portfolio is $25,000; the minimum subsequent investment for each Portfolio is $1,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. If you wish to purchase shares in the Funds, you should contact the Advisor or your Institution.

     Your broker/dealer may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios.

     Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.

     Purchases of a Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. No certificates for fractional shares will be issued.


                             REDEMPTION OF SHARES

     You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption request. Generally, a properly signed written request is all that is required. If you wish to redeem shares, you should contact the Advisor or your Institution.

     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order. Redemption orders are effected at NAV per share next determined after receipt of the order. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIOS


     The Glenmede Fund, Inc. and The Glenmede Portfolios (together, the "Funds") may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on a net basis, to the Funds' transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is received by the Funds' transfer agent not later than the next business morning.


                          DIVIDENDS AND DISTRIBUTIONS


     The Portfolios have the following dividend and capital gains policies:

   (a) The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

   (b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally will distribute substantially all of their net investment income to shareholders monthly.

     The Portfolios normally distribute any realized net capital gains once a year.


                                     TAXES

Federal


     Taxable Portfolios. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable to you as ordinary income unless you are currently exempt from Federal income taxes, whether you receive the distribution in cash or reinvested in additional shares.

     Dividends paid by the Portfolios will generally be taxable to you as ordinary income or capital gains. Distributions by a Portfolio attributable to its "net capital gain" (the excess of its net long-term capital gain -- i.e., gains or assets held more than 12 months -- over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares and whether you receive such gains in cash or reinvested in additional shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.

     The investment objectives of the Bond and Money Market Portfolios will generally cause their annual distributions to consist primarily of ordinary income.

     You may realize a capital gain or loss upon redemption or transfer of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, depending upon the tax basis of your shares and their price at the time of redemption or transfer.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. You may treat exempt-interest dividends as items of interest excludable from your gross income under Section 103(a) of the Internal Revenue Code, unless under your circumstances the exclusion would be disallowed. (See "Additional Information Concerning Taxes" in the SAI.) Distributions of net income may be taxable to you under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     To the extent that dividends paid to you are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and may also be subject to state and local taxes.

     If a Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by a Portfolio that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum tax purposes. Shareholders receiving Social Security benefits or railroad retirement benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


     Interest on indebtedness incurred by a shareholder to purchase or carry such a Portfolio's shares generally is not deductible for Federal income tax purposes if the Portfolio distbributes exempt-interest dividends during the shareholder's taxable year.


     Miscellaneous. If you are considering a purchase of shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you. This is known as "buying into a dividend."


     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.


Pennsylvania Tax Considerations


     Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Portfolio who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania municipal obligations or Federal Securities.


     Distributions derived from investments other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Portfolio for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.


New Jersey Tax Considerations


     It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.


     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

Other State and Local Taxes

     Other shareholders may be subject to state and local taxes on distributions from the Funds. You should consult with your tax adviser with respect to the tax status of distributions from the Funds in your state or locality.

General

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, you should consult your tax advisers with specific reference to your own tax situation. You will be advised at least annually as to the federal income tax consequences of distributions made each year.

                         MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

     The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At December 31, 1998, the Advisor had over $14.4 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sales orders.

     The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios. However, shareholders in the Funds who are clients of the Advisor, or an Affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or the Affiliate provides them with fiduciary and investment services (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Funds who are customers of other Institutions may pay fees to those Institutions.

     Mary Ann B. Wirts, First Vice President and Manager of the Fixed Income Division of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations on November 7, 1988. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash Portfolio. Mrs. Wirts has been employed by the Advisor since 1982.

     Laura LaRosa is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Ms. LaRosa has been employed by the Advisor as a portfolio manager since 1994. Prior to her employment with the Advisor in 1994, Ms. LaRosa had been Vice President of Institutional Sales at Hopper Soliday, Philadelphia.

     Timothy M. Woolley, CFA is the portfolio manager primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Woolley has been primarily responsible for the management of this Portfolio since January 1, 1998. Mr. Woolley is a Fixed Income Portfolio Manager and analyst specializing in mortgage-backed securities. Mr. Woolley has been employed by the Advisor since 1994. Prior to his employment with the Advisor in 1994, Mr. Woolley had been with Meridian Capital Markets and Meridian Bank for five years, most recently serving as Vice President specializing in mortgage research.

                              GENERAL INFORMATION

     If you have any questions regarding the Portfolios contact the Funds at the address or telephone number stated on the back cover page.

                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.


                         Core Fixed Income Portfolio*
                (For a share outstanding throughout each year)



                                                                           Year Ended October 31,
                                                -----------------------------------------------------------------------------
                                                     1998             1997            1996           1995            1994
                                                --------------   --------------   ------------   ------------   -------------
Net Asset Value, Beginning of Year ..........     $ 10.46          $  10.29          $  10.36        $   9.89       $  10.84
                                                  -------          --------          --------        --------       --------
Income from Investment Operations:
Net Investment Income .......................        0.64              0.68              0.66            0.69           0.64
Net Gain/Loss on Securities
 (both realized and unrealized) .............        0.24              0.17            ( 0.08)           0.46         ( 0.96)
                                                  -------          --------          --------        --------       --------
Total From Investment Operations ............        0.88              0.85              0.58            1.15         ( 0.32)
                                                  -------          --------          --------        --------       --------
Less Distributions:
Dividends (from net investment income)              ( 0.64)          ( 0.68)           ( 0.65)         ( 0.68)        ( 0.63)
Distributions (from capital gains) ..........           --               --                --              --             --
                                                  --------         --------          --------        --------       --------
Total Distributions .........................       ( 0.64)          ( 0.68)           ( 0.65)         ( 0.68)        ( 0.63)
                                                  --------         --------          --------        --------       --------
Net Asset Value, End of Year ................     $  10.70         $  10.46          $  10.29        $  10.36       $   9.89
                                                  ========         ========          ========        ========       ========
Total Return1 ...............................         9.32%            8.63%             5.88%          12.06%        ( 3.03)%
                                                  ========         ========          ========        ========       ========
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) .........     $258,986         $266,733          $259,503        $342,874       $333,797
 Ratio of Expenses to Average Net
   Assets ...................................         0.11%            0.13%             0.16%           0.11%          0.12%
 Ratio of Gross Expense to Average Net
   Assets ...................................         0.99%**          0.43%**           0.16%           0.11%          0.14%**
 Ratio of Net Income to Average Net
   Assets ...................................         6.58%            6.67%             6.37%           6.67%          6.06%
 Portfolio Turnover Rate ....................           93%             307%               47%            228%           165%

------------
 * The Intermediate Government Portfolio was renamed the Core Fixed Income Portfolio effective September 25, 1997.
** The annualized operating expense ratios exclude interest expense. The ratios including interest expense for the years ended October 31, 1998, October
   31, 1997 and October 31, 1994 were 0.11%, 0.13% and 0.12%, respectively.
 1 Total Return represents aggregate total return for the period indicated.

                          Muni Intermediate Portfolio
                (For a share outstanding throughout each year)



                                                                      Year Ended October 31,
                                                -------------------------------------------------------------------
                                                    1998          1997          1996          1995          1994
                                                -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Year ..........     $ 10.40       $ 10.26       $ 10.32       $  9.74       $ 10.59
                                                  -------       -------       -------       -------       -------
Income from Investment Operations
Net Investment Income .......................       0.51          0.52          0.53          0.53           0.53
Net Gain/(Loss) on Securities
 (both realized and unrealized) .............       0.16          0.14         ( 0.06)        0.58         ( 0.85)
                                                  -------       -------       -------       -------       -------
Total From Investment Operations ............       0.67          0.66          0.47          1.11         ( 0.32)
                                                  -------       -------       -------       -------       -------
Less Distributions:
Dividends (from net investment income).            ( 0.51)       ( 0.52)       ( 0.53)       ( 0.53)       ( 0.53)
                                                  -------       -------       -------       -------       -------
Net Asset Value, End of Year ................     $ 10.56       $ 10.40       $ 10.26       $ 10.32       $  9.75
                                                  =======       =======       =======       =======       =======
Total Return1 ...............................        6.63%         6.69%         4.67%        11.76%       ( 3.13)%
                                                  =======       =======       =======       =======       =======
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) .........     $19,975       $19,219       $18,471       $18,096       $22,097
 Ratio of Expenses to Average Net
   Assets ...................................        0.30%         0.34%         0.32%         0.28%         0.25%
 Ratio of Net Income to Average Net
   Assets ...................................        4.88%         5.09%         5.16%         5.23%         4.78%
 Portfolio Turnover Rate ....................          11%           21%           44%           28%           11%

------------
1 Total Return represents aggregate total return for the period indicated.

                           New Jersey Muni Portfolio
               (For a share outstanding throughout each period)




                                                                             Year Ended October 31,
                                                     ----------------------------------------------------------------------
                                                                                                                  Period
                                                                                                                   Ended
                                                                                                                October 31,
                                                         1998           1997          1996           1995          1994+
                                                     ------------   -----------   ------------   -----------   ------------
Net Asset Value, Beginning of Period .............    $  10.20       $   9.97      $  10.00       $   9.22       $  10.00
                                                      --------       --------      --------       --------       --------
Income from Investment Operations
Net Investment Income ............................        0.44          0.44           0.44          0.41           0.32
Net Gain/(Loss) on Securities
 (both realized and unrealized) ..................        0.23          0.23         (  0.03)        0.78         (  0.82)
                                                      --------       --------      ---------      --------       --------
Total From Investment Operations .................        0.67          0.67           0.41          1.19         (  0.50)
                                                      --------       --------      ---------      --------       --------
Less Distributions:
Dividends (from net investment income) ...........      (  0.44)      (  0.44)       (  0.44)      (  0.41)       (  0.28)
                                                      ---------      --------      ---------      --------       --------
Net Asset Value, End of Period ...................    $  10.43       $  10.20      $   9.97       $  10.00       $   9.22
                                                      =========      ========      =========      ========       ========
Total Return1 ....................................         6.71%         6.90%          4.24%        13.25%       (  5.13) %
                                                      =========      ========      =========      ========       ========
Ratios/Supplemental Data:
 Net Assets, End of Period (in 000's) ............    $  17,492      $ 12,117      $   7,545      $  5,932      $   4,564
 Ratio of Expenses to Average Net Assets .........         0.30%         0.31%          0.24%         0.53%          0.60%*
 Ratio of Net Income to Average Net Assets .               4.33%         4.42%          4.56%         4.30%          3.60%*
 Portfolio Turnover Rate .........................            7%           19%            33%           12%            65%


------------
* Annualized.

+ The Portfolio commenced operations on November 1, 1993.

1 Total Return represents aggregate total return for the period indicated.

                           Government Cash Portfolio
                (For a share outstanding throughout each year)



                                                                         Year Ended October 31,
                                                 -----------------------------------------------------------------------
                                                     1998           1997           1996           1995           1994
                                                 ------------   ------------   ------------   ------------   -----------
Net Asset Value, Beginning of Year ...........     $  1.00        $  1.00        $  1.00        $  1.00       $  1.00
                                                   -------        -------        -------        -------       --------
Income from Investment Operations
Net Investment Income ........................        0.051          0.054          0.053          0.059         0.038
Less Distributions:
Dividends (from net investment income) .......      ( 0.051)       ( 0.054)       ( 0.053)       ( 0.059)      ( 0.038)
                                                   --------       --------       --------       --------      --------
Net Asset Value, End of Year .................     $  1.00        $  1.00        $  1.00        $  1.00       $  1.00
                                                   ========       ========       ========       ========      ========
Total Return1 ................................         5.63%          5.53%          5.46%          5.87%         3.78%
                                                   ========       ========       ========       ========      ========
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) ..........     $430,165       $451,038       $452,395       $408,605      $353,405
 Ratio of Expenses to Average Net Assets .....         0.11%          0.13%          0.16%          0.15%         0.11%
 Ratio of Net Income to Average Net Assets             5.41%          5.39%          5.32%          5.71%         3.82%


------------
1 Total Return represents aggregate total return for the period indicated.

                           Tax-Exempt Cash Portfolio
               (For a share outstanding throughout each period)



                                                                         Year Ended October 31,
                                                ------------------------------------------------------------------------
                                                    1998           1997           1996           1995           1994
                                                ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Year ..........     $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                  -------        -------        -------        -------        -------
Income from Investment Operations
Net Investment Income .......................        0.034          0.034          0.034          0.038          0.025
Less Distributions:
Dividends (from net investment income)              (0.034)        (0.034)        (0.034)        (0.038)        (0.025)
                                                  --------       --------       --------       --------       --------
Net Asset Value, End of Year ................     $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                  ========       ========       ========       ========       ========
Total Return1 ...............................         3.41%          3.46%          3.42%          3.76%          2.48%
                                                  ========       ========       ========       ========       ========
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) .........     $375,924       $280,950       $224,999       $222,808       $222,985
 Ratio of Expenses to Average Net
   Assets ...................................         0.13%          0.14%          0.15%          0.15%          0.13%
 Ratio of Net Income to Average Net
   Assets ...................................         3.37%          3.40%          3.36%          3.69%          2.52%

------------
1 Total Return represents aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:


Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.


Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolios, and make inquiries.

Write to:

                The Glenmede Fund/Portfolios
                One South Street
                Baltimore, MD 21202

By phone:

                1-800-442-8299

Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Portfolios are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


The Glenmede Fund, Inc. Investment Company Act File No. is 811-5577 The Glenmede Portfolios Investment Company Act File No. is 811-6578

                            THE GLENMEDE FUND, INC.



                                  Prospectus

                               February 28, 1999







                               Equity Portfolios



                            International Portfolio
                           Large Cap Value Portfolio
                     Small Capitalization Equity Portfolio
                               (Advisor Shares)
                         Tax Managed Equity Portfolio








                              Investment Advisor

                          The Glenmede Trust Company











The Securities and Exchange Commission has not approved or disapproved the Portfolios' securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................3
INVESTMENTS................................................................10
PRICE OF PORTFOLIO SHARES..................................................13
PURCHASE OF SHARES.........................................................13
REDEMPTION OF SHARES.......................................................13
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
  SHARES OF THE PORTFOLIOS.................................................14
DIVIDENDS AND DISTRIBUTIONS................................................14
TAXES......................................................................14
MANAGEMENT OF THE PORTFOLIOS...............................................15
GENERAL INFORMATION........................................................15
FINANCIAL HIGHLIGHTS.......................................................16

                              RISK/RETURN SUMMARY


                               Equity Portfolios

                              Important Concepts

            Market capitalization is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of shares that are outstanding.

            Total return consists of net income (dividend and interest income from portfolio securities, less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.


                                Investment Goals                   Principal Investments
International               Long-term total return     Common stocks, including dividend paying
Portfolio                                              common stocks and other equity securities of
                                                       companies located outside the United States.
Large Cap Value             Long-term total return     Common stocks, including dividend paying
Portfolio                                              common stocks, of companies with large
                                                       market capitalizations. The Advisor uses its
                                                       own computer model, which ranks stocks, as
                                                       an investment guide.
Small Capitalization        Long-term capital          Common stocks of companies with small
Equity Portfolio            appreciation               market capitalizations.
Tax Managed Equity          Long-term total return     Common stocks. The advisor attempts to
Portfolio (formerly,                                   minimize the impact of federal and state
the "Equity Portfolio")                                income taxes on shareholders' returns.

Principal Risks of Investing
   All Equity Portfolios           Common stocks may decline over short or even extended
                                   periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose
                                   money by investing in the Portfolios.
                                   In addition, each of the Equity Portfolios is subject to the additional risk that the particular types of stocks held by the
                                   Portfolio will underperform other types of stocks.
                                   An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                   Corporation or any other government agency.
   International Portfolio         The International Portfolio invests its assets in foreign
                                   securities. The Portfolio may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency. These
                                   securities and contracts may carry additional risks because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information
                                   about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less
                                   liquid than U.S. stocks.
   Small Capitalization Equity     The Small Capitalization Equity Portfolio is subject to the
    Portfolio                      additional risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited
                                   resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger
                                   companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
   Tax Managed Equity Portfolio    The Tax Managed Equity Portfolio uses various investment
                                   methods to reduce the impact of federal and state income
                                   taxes on shareholders' returns. Accordingly, the Portfolio may miss the opportunity to realize gains or reduce losses as a result of this tax managed investment strategy.
   Who may want to invest in       The Portfolios may be appropriate for investors who want
    the Portfolios                 their capital to grow over the long term, are investing for goals several years away, and are comfortable with stock
                                   market risks. The Portfolios may not be appropriate for
                                   investors who are investing for short-term goals, or are
                                   mainly seeking current income.

   Bar Charts and Performance Tables    The Bar Charts and Tables below show the Portfolios'
                                        annual returns and their long-term performance. The Bar
                                        Charts show how the performance of the Portfolios has
                                        varied from year to year. The Tables show how each
                                        Portfolio's average annual returns for one, five and ten years compare to those of selected market indices. The Bar Charts and Performance Tables assume reinvestment of dividends
                                        and distributions. The Portfolios' past performance does not necessarily indicate how they will perform in the future.

                             International Portfolio

                          1989                 20.55%
                          1990                 -4.00%
                          1991                 13.94%
                          1992                 -3.11%
                          1993                 35.66%
                          1994                  4.43%
                          1995                 14.58%
                          1996                 17.68%
                          1997                  7.59%
                          1998                 16.18%

     During the periods shown in the Bar Chart, the highest quarterly return was 15.54% (for the quarter ended December 31, 1998) and the lowest quarterly return was -12.43% (for the quarter ended September 30, 1990).




                           Large Cap Value Portfolio

                          1994                 -2.76%
                          1995                 19.15%
                          1996                 25.96%
                          1997                 31.50%
                          1998                 17.52%

     During the periods shown in the Bar Chart, the highest quarterly return was 22.79% (for the quarter ended December 31, 1998) and the lowest quarterly return was -14.60% (for the quarter ended September 30, 1998).

              Small Capitalization Equity Portfolio (Advisor Class)

                          1992                 12.46%
                          1993                 21.40%
                          1994                  1.05%
                          1995                 27.59%
                          1996                 25.10%
                          1997                 29.92%
                          1998                -13.46%

     During the periods shown in the Bar Chart, the highest quarterly return was 17.72% (for the quarter ended December 31, 1992) and the lowest quarterly return was -20.27% (for the quarter ended September 30, 1998). As of January 1, 1998, the Small Capitalization Equity Portfolio began charging an advisory fee and shareholder service fees increased.




                          Tax Managed Equity Portfolio

                          1990                 -5.68%
                          1991                 30.72%
                          1992                  8.18%
                          1993                 10.71%
                          1994                 -1.67%
                          1995                 31.65%
                          1996                 31.58%
                          1997                 34.02%
                          1998                 14.86%

     During the period shown in the Bar Chart, the highest quarterly return was 19.08% (for the quarter ended December 31, 1998) and the lowest quarterly return was -12.91% (for the quarter ended September 30, 1990).

--------------------------------------------------------------------------------
o The Morgan Stanley EAFE-IX(R)ND Weighted Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of companies in Australia, New Zealand, Europe and the Far East.

o The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund Average. This Average consists of funds that invest in securities whose primary trading markets are outside the United States.

o The S&P Stock Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

o The Lipper Growth Fund Index is comprised of the 30 largest mutual funds in the Lipper Growth Fund Average. This Average consists of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster that the earnings of the stocks represented in the major unmanaged stock indices.

o The Russell 2000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.

o The Lipper Small Capitalization Fund Index is comprised of the 30 largest funds in the Lipper Small Capitalization Fund Average. This Average consists of funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

o The Dow Jones Industrial Average is an unmanaged price weighted average based on the performance (excluding dividends) of 30 blue chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stocks.
--------------------------------------------------------------------------------

          The Portfolios' Average Annual Total Returns for the Periods Ended December 31, 1998

-------------------------------------------------------------------
                                      Past      Past 5      Past 10
                                      1 Year     Years       Years
-------------------------------------------------------------------
International Portfolio               16.18%     11.97%      11.80%
-------------------------------------------------------------------
Morgan Stanley EAFE-IX(R) ND          20.00%      9.19%       5.54%
Weighted Index
-------------------------------------------------------------------
Lipper International Fund Index       12.66%      8.59%       9.33%
-------------------------------------------------------------------

-------------------------------------------------------------------
                               Past    Past 5            Since
                              1 Year    Years     December 31, 1992
-------------------------------------------------------------------
Large Cap Value Portfolio     17.52%   17.66%           18.50%
-------------------------------------------------------------------
S&P 500 Index                 28.60%   24.05%           21.70%
-------------------------------------------------------------------
Lipper Growth Fund Index      25.69%   19.82%           18.58%
-------------------------------------------------------------------

-------------------------------------------------------------------
                                       Past   Past 5      Since
                                      1 Year   Years     March 1,
                                                          1991
-------------------------------------------------------------------
Small Capitalization Equity          -13.46%  12.64%      14.12%
Portfolio (Advisor Shares)
-------------------------------------------------------------------
S&P 500 Index                         28.60%  24.05%      19.44%
-------------------------------------------------------------------
Russell 2000 Index                    -2.55%  11.87%      14.80%
-------------------------------------------------------------------
Lipper Small Capitalization Fund       -.85%  11.30%      14.18%
Index
-------------------------------------------------------------------
-------------------------------------------------------------------
                                                          Since
                                       Past    Past 5     July 20,
                                      1 Year   Years      1989
-------------------------------------------------------------------
Tax Managed Equity Portfolio          14.86%   21.27%     15.92%
-------------------------------------------------------------------
S&P 500 Index                         28.60%   24.05%     17.78%
-------------------------------------------------------------------
Dow Jones Industrial Average          18.15%   22.30%     17.59%
-------------------------------------------------------------------
Lipper Growth Fund Index              25.69%   19.82%     15.79%
-------------------------------------------------------------------

Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.




                                                               Glenmede Equity Portfolios
                                        ------------------------------------------------------------------------
                                                                                     Small
                                                                                Capitalization      Tax Managed
                                         International        Large Cap        Equity Portfolio        Equity
                                           Portfolio       Value Portfolio     (Advisor Shares)     Portfolio(1)
                                        ---------------   -----------------   ------------------   -------------
Shareholder Fees (fees paid
directly from your investment)
Maximum Account Fee                     1.00%             1.00%                 1.00%**            1.00%
(annual percentage of assets under
management)*
Annual Portfolio Operating Expenses
(expenses that are deducted
from Portfolio assets)
Management Fees                          .00%              .00%                 .55  %              .00%
Other Expenses                           .13%              .12%                 .34  %              .12%
                                        ----              ----                 -----               ----
Total Annual Portfolio
 Operating Expenses                      .13%              .12%                 .89  %              .12%
                                        ====              ====                 =====               ====

(1) The Equity Portfolio was renamed the Tax Managed Equity Portfolio on August 20, 1998.

* The International, Large Cap Value and Tax Managed Equity Portfolios do not pay any advisory fees to the Advisor, or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor, its Affiliates or certain financial institutions, or must be certain employee benefit plans. The "Maximum Account Fee" in the above table is the current maximum annual fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Advisor and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

** The Advisor and Affiliates currently intend to exclude the portion of its clients' assets invested in the Small Capitalization Equity Portfolio when calculating Client Fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      Small
                                  Large Cap      Capitalization
                International       Value       Equity Portfolio        Tax Managed
                  Portfolio       Portfolio     (Advisor Shares)     Equity Portfolio

--------------

One Year        $ 13              $ 12          $    91              $ 12
-------------   ----              ----          -------              ----
Three Years     $ 42              $ 39          $   284              $ 39
-------------   ----              ----          -------              ----
Five Years      $ 73              $ 68          $   493              $ 68
-------------   ----              ----          -------              ----
Ten Years       $166              $154          $ 1,096              $154
-------------   ----              ----          -------              ----

                                  INVESTMENTS


Objective and Principal Strategies


     To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.


     Each Portfolio's investment objective may be changed by the Board members without shareholder approval.


     Each Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments include various short-term instruments. A defensive position, taken at the wrong time, would have an adverse impact on that Portfolio's performance.


International Portfolio


     The investment objective of the International Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal.


     The Portfolio attempts to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.


     Factors considered by the Advisor in the selection of securities to buy and sell for this Portfolio include both country selection and stock selection. Countries are primarily selected by evaluating countries' valuations relative to their historical valuations. Economic growth, government policies and other factors are also considered. Security selection is primarily determined by evaluating a securities' valuation relative to the valuations of other securities in the same country. Growth in company earnings, industry fundamentals, and other factors are also considered in determining which securities to buy and sell.


Large Cap Value Portfolio


     The investment objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.


     The Advisor attempts to achieve the Portfolio's objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase.


     The Advisor will actively manage this Portfolio based upon its ongoing analysis of economic, financial and market developments. The Advisor also will use its own equity computer model, which ranks stocks, as an investment guide. The Advisor currently runs its equity computer model at least weekly.


     Other factors considered by the Advisor in the selection of securities to buy and sell for this Portfolio include price-to-book value ratios, earnings-to-yields ratios, price-to-cash flow ratios, return on equity ratios, debt-to-equity ratios, dividend yields, earnings growth rates and historic price patterns.


     The Advisor will sell a portfolio security when, as a result of quantitative and qualitative analysis, the Advisor believes that holding a security is no longer consistent with the Portfolio's investment objective. Consequently, a security may be sold as a result of performance, a change in its quantitative ranking per the Advisor's equity model, or due to changing industry or specific company fundamentals.

     The Large Cap Value Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high brokerage commission expenses and other transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.


Small Capitalization Equity Portfolio

     The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal.

     The Portfolio attempts to achieve its objective by investing primarily in equity securities with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Index. (This amount was $1.495 billion as of July 1, 1998.) To evaluate securities for purchase or sale, the Advisor systematically examines the earning and dividend paying ability of companies and divides these characteristics by the market value of the underlying equity securities. In addition, the Advisor may consider price-to-earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, expected growth rates, and balance sheet quality.

     Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.


Tax Managed Equity Portfolio

     The objective of the Tax Managed Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

     The Portfolio attempts to achieve its objective by investing primarily in common stocks of U.S. companies. Stocks purchased by the Portfolio will be primarily those traded on the various stock exchanges and the NASDAQ. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities such as common and preferred stock and securities convertible into such stock.

     Although the Portfolio is not a tax-exempt fund, it will use several methods to reduce the impact of federal and state income taxes on shareholders' returns. For example, the Portfolio:

    o attempts to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields;

    o attempts to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Portfolio expects to hold for several years;

    o   attempts to avoid realizing short-term capital gains: and

    o sells depreciated securities to offset realized capital gains, when consistent with its overall investment approach, thus reducing capital gains distributions.

However, when deciding whether to sell a security, investment considerations will take precedence over tax considerations.


Risks--All Portfolios

     The risks of investing in any of the Portfolios has been described above in the Risk/Return Summary. The following supplements that description.

Selection of Investments

     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

     This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities in which each Portfolio principally invests. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

Year 2000 Risks

     Like other investment companies and financial service providers, the Portfolios could be adversely affected if the computer systems used by the Advisor and the Portfolios' other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and administrator are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to ascertain that comparable steps are being taken by the Portfolios' other major service providers. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem. However, there can be no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not adversely impact the Portfolios. In addition, to the extent that the operations of issuers of securities held by a Portfolio are impaired by the Year 2000 Problem, or prices of securities held by a Portfolio decline as a result of real or perceived problems relating to the Year 2000, the value of such Portfolio's shares may be materially affected.


European Currency Unification

     Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the International Portfolio invests and may result in the Portfolio facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Portfolio's net asset value per share.


Risks--International Portfolio

     The International Portfolio invests in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

     Although the Portfolio may invest in securities denominated in foreign currencies, the Portfolio values its securities and other assets in U.S. dollars. As a result, the net asset value of the Portfolio's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Portfolio's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolio makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolio's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolio is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


                           PRICE OF PORTFOLIO SHARES

     The price of shares issued by each Portfolio is based on the Portfolios' net asset value ("NAV"). The Portfolios' NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

     Marketable equity securities are priced at market value. The value of securities for which no market quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund"). Securities listed on a foreign exchange and unlisted foreign securities are normally valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Directors. These securities may trade on days when shares of the Glenmede Fund are not priced; as a result, the NAV of shares of the International Portfolio may change on days when you will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


                              PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to certain employee benefit plans and certain institutions (the "Institutions"), at the NAV per share next determined after receipt of the purchase order by the transfer agent. There are no minimum initial or subsequent investment requirements for the Portfolios. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed Glenmede Fund that neither it nor its Affiliates currently have any minimum or subsequent investment requirements for their Clients' investments in the Portfolios. Other Institutions may have such requirements. If you wish to purchase shares in the Glenmede Fund you should contact the Advisor or your Institution.

     Your broker/dealer may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio.

     Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES

     You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption request. Generally, a properly signed written request is all that is required. If you wish to redeem your shares, contact the Advisor or your Institution.

     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. Redemption orders are effected at the NAV per share next determined after receipt of the order. The Glenmede Fund may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIOS

     Glenmede Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is received by Glenmede Fund's transfer agent not later than the next business morning.

                          DIVIDENDS AND DISTRIBUTIONS

     The Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.

     The Portfolios normally distribute any realized net capital gains once a year.

                                     TAXES

Federal

     Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable to you as ordinary income unless you are currently exempt from Federal income taxes, whether you receive the distribution in cash or reinvested in additional shares.

     Dividends paid by the Portfolios will generally be taxable to you as ordinary income or capital gains. Distributions by a Portfolio attributable to its "net capital gain" (the excess of its net long-term capital gain - i.e., gains or assets held more than 12 months - over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares and whether you receive such gains in cash or reinvested in additional shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.

     The Portfolios expect that their investment objectives will generally cause their annual distributions to consist primarily of capital gains rather than ordinary income. That will not be the case, however, in any year unless in that year the Portfolio's net capital gains exceed its net investment income.

     If you are considering a purchase of shares of a Portfolio on or just before the record date of a dividend you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you. This is known as "buying into a dividend."

     You may realize a capital gain or loss upon redemption or transfer of your shares of each Portfolio, depending upon the tax basis of your shares and their price at the time of redemption or transfer.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, you should consult your tax adviser with specific reference to your own tax situation. You will be advised at least annually as to the federal income tax consequences of distributions made each year.

State and Local Taxes

     You may also be subject to state and local taxes on distributions from the Glenmede Fund. You should consult with your tax adviser with respect to the tax status of distributions from Glenmede Fund in your state or locality.

                         MANAGEMENT OF THE PORTFOLIOS


Investment Advisor

     The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At December 31, 1998, the Advisor had over $14.4 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under Investment Advisory Agreements with the Glenmede Fund, the Advisor, subject to the control and supervision of the Glenmede Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio's purchase and sell orders.

     For the fiscal year ended October 31, 1998, the Advisor received no fee from Glenmede Fund for its investment services provided to the Tax Managed Equity, International and Large Cap Value Portfolios. However, the Advisor received a management fee from the Small Capitalization Equity Portfolio at the annual rate of .55% of that Portfolio's average net assets. Additionally, shareholders in the Glenmede Fund who are clients of the Advisor, or an affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or its affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.

     Bruce D. Simon, Chief Investment Officer of the High Net Worth Division of the Advisor, and Thomas R. Angers, CFA, Vice President and Director of Equity Research of the Advisor, are primarily responsible for the management of the Tax Managed Equity Portfolio. Mr. Simon has been responsible for the management of the Portfolio since January 1, 1998 and has been employed by the Advisor as a portfolio manager since 1994. Mr. Angers has been responsible for the management of the Portfolio since September 10, 1998 and has been employed by the Advisor as an equity analyst and Director of Equity Research since 1995. Prior to joining the Advisor, Mr. Angers was a vice president, portfolio manager and securities analyst at Independence Capital Management, Inc.

     Andrew B. Williams, Senior Vice President of the Advisor, is primarily responsible for the management of the International Portfolio. Mr. Williams has been responsible for the management of the Portfolio since November 17, 1988. Mr. Williams has been employed by the Advisor since May 1985.

     Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Small Capitalization Equity Portfolio. Mr. Mancuso has been primarily responsible for the management of the Portfolio since February 27, 1996. Mr. Mancuso has been employed by the Advisor as a portfolio manager since November 1992.

     Stephen A. Mozur, CFA, CPA is the portfolio manager primarily responsible for the management of the Large Cap Equity Portfolio. Mr. Mozur has been responsible for the management of the Portfolio since February 9, 1998. Mr. Mozur has been employed by the Advisor since February 1998. Prior to joining the Advisor, he was responsible for portfolio management and research at both Newbold's Asset Management from 1987 to 1997 and Pilgrim Baxter & Associates from 1997 to February 1998.


                              GENERAL INFORMATION

     If you have any questions regarding the Portfolios contact the Glenmede Fund at the address or telephone number stated on the back cover page.

                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.


                            International Portfolio
                (For a share outstanding throughout each year)



                                                                             Year Ended October 31,
                                                    ------------------------------------------------------------------------
                                                         1998            1997           1996          1995          1994
                                                    --------------  --------------  ------------  ------------  ------------
Net Asset Value, Beginning of Year ...............    $   15.11       $   13.87       $  12.70      $  13.04      $  12.69
                                                      ---------       ---------       --------      --------      --------
Income From Investment Operations:
 Net Investment Income ...........................         0.37            0.39          0.40          0.32          0.27
 Net Gain on Securities
   (both realized and unrealized) ................         0.74            1.89          1.29          0.23          1.50
                                                      ---------       ---------       --------      --------      --------
Total From Investment Operations .................         1.11            2.28          1.69          0.55          1.77
                                                      ---------       ---------       --------      --------      --------
Less Distributions from:
 Net investment income ...........................       (  0.40)        (  0.35)      (  0.43)      (  0.32)      (  0.25)
 Net realized capital gains ......................       (  0.16)        (  0.62)      (  0.04)      (  0.57)      (  1.16)
 In excess of net realized gains .................            --              --       (  0.05)           --       (  0.01)
 In excess of net investment income ..............            --         (  0.07)           --            --            --
                                                      ----------      ----------      --------      --------      --------
 Total Distributions .............................       (  0.56)        (  1.04)      (  0.52)      (  0.89)      (  1.42)
                                                      ----------      ----------      --------      --------      --------
Net Asset Value, End of Year .....................    $   15.66       $   15.11       $  13.87      $  12.70      $  13.04
                                                      ==========      ==========      ========      ========      ========
Total Return1 ....................................          7.44%          16.35%        13.47%         4.23%        14.26%
                                                      ==========      ==========      ========      ========      ========
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) ..............    $1,135,192      $1,051,102      $643,459      $343,209      $292,513
 Ratio of Expenses to Average Net Assets .........          0.13%           0.14%         0.18%         0.18%         0.16%
 Ratio of Net Income to Average Net
   Assets ........................................          2.32%           2.77%         3.05%         2.61%         2.11%
 Portfolio Turnover Rate .........................            19%             15%            6%           24%           39%


------------
1 Total Return represents the aggregate total return for the period indicated.

                           Large Cap Value Portfolio
                (For a share outstanding throughout each year)



                                                                              Year Ended October 31,
                                                     ------------------------------------------------------------------------
                                                         1998           1997           1996           1995           1994
                                                     ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Year ...............    $  13.29       $  11.68       $  10.34       $  10.62        $  10.92
                                                      --------       --------       --------       --------        --------
Income from Investment Operations:
 Net Investment Income ...........................        0.24           0.29           0.26           0.32            0.21
 Net Gain/(Loss) on Securities
   (both realized and unrealized) ................        0.35           3.95           1.49           1.38         (  0.31)
                                                      --------       --------       --------       --------        --------
 Total From Investment Operations ................        0.59           4.24           1.75           1.70         (  0.10)
                                                      --------       --------       --------       --------        --------
Less Distributions from:
 Net investment income ...........................      (  0.25)       (  0.29)       (  0.27)       (  0.31)       (  0.20)
 Net realized capital gains ......................      (  1.86)       (  2.34)       (  0.14)       (  1.67)            --
                                                      ---------      ---------      ---------      ---------       --------
 Total Distributions .............................      (  2.11)       (  2.63)       (  0.41)       (  1.98)       (  0.20)
                                                      ---------      ---------      ---------      ---------       --------
Net Asset Value, End of Year .....................    $  11.77       $  13.29       $  11.68       $  10.34        $  10.62
                                                      =========      =========      =========      =========       ========
Total Return1 ....................................         4.77%         36.55%         17.13%         16.01%       (  0.91)%
                                                      =========      =========      =========      =========       ========
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) ..............    $  66,620      $  71,177      $  50,131      $  15,981       $ 20,654
 Ratio of Expenses to Average Net Assets .........         0.12%          0.13%          0.15%          0.20%          0.24%
 Ratio of Net Income to Average Net
   Assets ........................................         1.74%          2.10%          2.62%          2.80%          2.04%
 Portfolio Turnover Rate .........................          132%           109%           104%           227%           287%


------------
1 Total Return represents the aggregate total return for the period indicated.

                     Small Capitalization Equity Portfolio
                               (Advisor Shares)
                (For a share outstanding throughout each year)




                                                                              Year Ended October 31,
                                                     ------------------------------------------------------------------------
                                                         1998           1997           1996           1995           1994
                                                     ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Year ...............     $  19.06       $  16.12       $  14.98       $  13.95       $  13.97
                                                       --------       --------       --------       --------       --------
Income From Investment Operations:
 Net Investment Income ...........................         0.19          0.38           0.33           0.28           0.16
 Net Gain/(Loss) on Securities
   (both realized and unrealized) ................      (  3.66)         6.32           2.38           2.69           0.23
                                                       --------       --------       --------       --------       --------
 Total From Investment Operations ................      (  3.47)         6.70           2.71           2.97           0.39
                                                       --------       --------       --------       --------       --------
Less Distributions:
 Dividends (from net investment income) ..........      (  0.19)       (  0.37)       (  0.33)       (  0.26)       (  0.15)
 Distributions (from capital gains) ..............      (  0.12)       (  3.39)       (  1.24)       (  1.68)       (  0.26)
                                                       --------       --------       --------       --------       --------
 Total Distributions .............................      (  0.31)       (  3.76)       (  1.57)       (  1.94)       (  0.41)
                                                       --------       --------       --------       --------       --------
Net Asset Value, End of Year .....................     $  15.28       $  19.06       $  16.12       $  14.98       $  13.95
                                                       ========       ========       ========       ========       ========
Total Return1 ....................................      ( 18.35)%        41.80%         18.22%         21.15%          2.85%
                                                       ========       ========       ========       ========       ========
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) ..............     $307,596       $434,656       $308,415       $170,969       $109,872
 Ratio of Expenses to Average Net Assets .........         0.76%          0.12%          0.17%          0.14%          0.14%
 Ratio of Net Income to Average Net Assets .               1.07%          2.00%          2.15%          1.92%          1.18%
 Portfolio Turnover Rate .........................           42%            59%            37%            57%            31%

------------
1 Total Return represents the aggregate total return for the period indicated.

                         Tax Managed Equity Portfolio+
                 (For a share outstanding throughout each year)




                                                                           Year Ended October 31,
                                                  ------------------------------------------------------------------------
                                                      1998           1997           1996           1995           1994
                                                  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Year ............     $  20.11       $  16.79      $  14.67       $  12.56       $  13.23
                                                    --------       --------      --------       --------       --------
Income From Investment Operations:
 Net Investment Income ........................        0.37           0.28           0.41           0.32           0.31
 Net Gain/(Loss) on Securities
   (both realized and unrealized) .............        1.02           5.69           3.73           2.64         (  0.17)
                                                    --------       --------      --------       --------       ---------
 Total From Investment Operations .............        1.39           5.97           4.14           2.96           0.14
                                                    --------       --------      --------       --------       ---------
Less Distributions:
 Dividends (from net investment income) .......      (  0.36)       (  0.28)       (  0.40)       (  0.33)       (  0.29)
 Distributions (from capital gains) ...........      (  0.45)       (  2.37)       (  1.62)       (  0.52)       (  0.52)
                                                    --------       --------      ---------      ---------      ---------
 Total Distributions ..........................      (  0.81)       (  2.65)       (  2.02)       (  0.85)       (  0.81)
                                                    --------       --------      ---------      ---------      ---------
Net Asset Value, End of Year ..................     $  20.69       $  20.11      $  16.79       $  14.67       $  12.56
                                                    ========       ========      =========      =========      =========
Total Return1 .................................         7.00%         36.39%         28.65%         23.78%          1.21%
                                                    ========       ========      =========      =========      =========
Ratios/Supplemental Data:
 Net Assets, End of Year (in 000's) ...........     $152,601       $140,495      $  94,185      $  80,157      $  64,046
 Ratio of Expenses to Average Net Assets ......         0.12%          0.13%          0.17%          0.14%          0.16%
 Ratio of Net Income to Average Net Assets.....         1.71%          1.91%          2.26%          2.32%          2.40%
 Portfolio Turnover Rate ......................           52%            26%            36%            70%           109%

------------
+ The Portfolio's name was changed from the Equity Portfolio to the Tax Managed
  Equity Portfolio on August 20, 1998.

1 Total Return represents the aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:



Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.



Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolios, and make inquiries.

Write to:

                The Glenmede Fund, Inc.
                One South Street
                Baltimore, MD 21202

By phone:

                1-800-442-8299

Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Portfolios are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


Glenmede Fund's Investment Company Act File No. is 811-5577

                            THE GLENMEDE FUND, INC.



                                  Prospectus

                               February 28, 1999













                     Small Capitalization Equity Portfolio
                            (Institutional Shares)













                              Investment Advisor

                          The Glenmede Trust Company







The Securities and Exchange Commission has not approved or disapproved the Portfolio's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................3
INVESTMENTS.................................................................6
PRICE OF PORTFOLIO SHARES...................................................7
PURCHASE OF SHARES..........................................................7
REDEMPTION OF SHARES........................................................7
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
  SHARES OF THE PORTFOLIO...................................................8
DIVIDENDS AND DISTRIBUTIONS.................................................8
TAXES.......................................................................8
MANAGEMENT OF THE PORTFOLIO.................................................9
GENERAL INFORMATION.........................................................9
FINANCIAL HIGHLIGHTS.......................................................10

                              RISK/RETURN SUMMARY



Investment Goal                            Long-term capital appreciation.
Principal Investments                      Common stocks of companies with small market capitalizations.
Principal Risks of Investing               Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Portfolio.
                                           The Portfolio is subject to the additional risk that the stocks of smaller and newer issuers can be more volatile and more
                                           speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
                                           An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
Who may want to invest in the Portfolio    The Portfolio may be appropriate for investors who want their capital to grow over the long term, are investing for goals several years away, and are comfortable with stock market risks. The
                                           Portfolio would not be appropriate for investors who are investing for short-term goals, or are mainly seeking current income.

Bar Chart and Performance Table    The Bar Chart and Table below show the return of the Portfolio's
                                   Institutional Shares. The Table shows how the annual return of the
                                   Portfolio's Institutional Shares for 1998 compares to those of selected market indices. The Bar Chart and Performance Table assume reinvestment of dividends and distributions. The
                                   Portfolio's past performance does not necessarily indicate how it will perform in the future.

           Small Capitalization Equity Portfolio (Institutional Class)

                                 1998    -13.26%

     During the period shown in the Bar Chart, the highest quarterly return was 9.61% (for the quarter ended December 31, 1998) and the lowest quarterly return was -20.22% (for the quarter ended September 30, 1998).



                           The Portfolio's Average Annual Total Returns for the Period Ended December 31, 1998
                           -----------------------------------------------------

                                                                        Past 1
                                                                         Year

                           -----------------------------------------------------
                           Small Capitalization Equity Portfolio
                           (Institutional Shares)                       -13.26%
                           -----------------------------------------------------
                           S&P 500 Index                                 28.58%
                           -----------------------------------------------------
                           Russell 2000 Index                            -2.55%
                           -----------------------------------------------------
                           Lipper Small Capitalization Fund Index         -.85%
                           -----------------------------------------------------
--------------------------------------------------------------------------------
o The S&P 500 Stock Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

o The Russell 2000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.

o The Lipper Small Capitalization Fund Index is comprised of the 30 largest funds in the Lipper Small Capitalization Fund Average. This Average consists of funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase.
--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
--------------------------------------------------------------------------------

                                                   Small Capitalization
                                                     Equity Portfolio
                                                  (Institutional Shares)
--------------------------------------------------------------------------------


          Shareholder Fees (fees paid
          directly from your investment)
          Maximum Account Fee                      1.00%**
          (annual percentage of assets under
          management)*
          Annual Portfolio Operating Expenses
          (expenses that are deducted
          from Portfolio assets)
          Management Fees                          .55  %
          Other Expenses                           .14  %
                                                  -----
          Total Annual Portfolio
           Operating Expenses                      .69  %
                                                  =====

--------------------------------------------------------------------------------
 * Investors in the Portfolio may be clients of the Advisor or its affiliates ("Affiliates"). The "Maximum Account Fee" in the above table is the current maximum annual fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Advisor and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. See "Purchase of Shares."


** The Advisor and Affiliates currently intend to exclude the portion of its clients' assets invested in the Portfolio when calculating Client Fees.


Example


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------


                            Small Capitalization
                              Equity Portfolio
                           (Institutional Shares)


  One Year                $ 70
-----------------------   ----

  Three Years             $218
-----------------------   ----

  Five Years              $377
-----------------------   ----

  Ten Years               $831
-----------------------   ----

--------------------------------------------------------------------------------

                                  INVESTMENTS


Objective and Principal Strategies

     To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio's investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.

     The Portfolio's investment objective may be changed by the Board members without shareholder approval.

     The objective of the Portfolio is to provide long-term appreciation consistent with reasonable risk to principal.

     The Portfolio attempts to achieve its objective by investing primarily in equity securities with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Index. (This amount was $1.495 billion as of July 1, 1998.) To evaluate securities for purchase or sale, the Advisor systematically examines the earning and dividend paying ability of companies and divides these characteristics by the market value of the underlying equity securities. In addition, the Advisor may consider price-to-earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, expected growth rates, and balance sheet quality.

     Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.

     The Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments include various short-term instruments. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance.


Risks

     The risks of investing in the Portfolio have been described above in the Risk/Return Summary. The following supplements that description.


Selection of Investments

     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.


Other Types of Investments

     This Prospectus describes the Portfolio's principal investment strategies, and the particular types of securities it may select for investment. The Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.


Year 2000 Risks

     Like other investment companies and financial service providers, the Portfolio could be adversely affected if the computer systems used by the Advisor and the Portfolio's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and administrator are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to ascertain that comparable steps are being taken by the Portfolio's other major service providers. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem. However, there can be no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not adversely impact the Portfolio. In addition, to the extent that the operations of issuers of securities held by the Portfolio are impaired by the Year 2000 Problem, or prices of securities held by the Portfolio decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolio's shares may be materially affected.


                           PRICE OF PORTFOLIO SHARES

     The price of shares issued by the Portfolio is based on the Portfolio's net asset value ("NAV"). The Portfolio's NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

     Marketable equity securities are priced at market value. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund").


                              PURCHASE OF SHARES

     Institutional Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions (the "Institutions"), at the NAV per share next determined after receipt of the purchase order by the transfer agent. The minimum initial investment for Institutional Shares of the Portfolio is $10,000,000 or any lesser amount if, in the Advisor's opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $10,000,000. There is no minimum for subsequent investments. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed Glenmede Fund that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Portfolio are the same as those for Glenmede Fund. Other Institutions may have such requirements. If you wish to purchase shares in the Portfolio you should contact the Advisor or your Institution.

     Your broker dealer may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio.

     Purchases of the Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES

     You may redeem Institutional Shares of the Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption request. Generally, a properly signed written request is all that is required. If you wish to redeem your shares, contact the Advisor or your Institution.

     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. Redemption orders are effected at the net asset value per share next determined after receipt of the order. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIO

     Glenmede Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                          DIVIDENDS AND DISTRIBUTIONS

     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

     The Portfolio normally distributes any realized net capital gains at least once a year.


                                     TAXES
Federal

     The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable to you as ordinary income unless you are currently exempt from Federal income taxes, whether you receive the distribution in cash or reinvested in additional shares.

     Dividends paid by the Portfolio will generally be taxable to you as ordinary income or capital gains. Distributions by the Portfolio attributable to its "net capital gain" (the excess of its net long-term capital gain - i.e., gains or assets held more than 12 months - over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to you as long-term capital gain, regardless of how long you have held the shares and whether you receive such gains in cash or reinvested in additional shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.

     The Portfolio expects that its investment objective will generally cause its annual distributions to consist primarily of capital gains rather than ordinary income. That will not be the case, however, in any year unless in that year the Portfolio's net capital gains exceed its net investment income.

     If you are considering a purchase of shares of the Portfolio on or just before the record date of a dividend you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you. This is known as "buying into a dividend."

     You may realize a capital gain or loss upon redemption or transfer of your shares of the Portfolio, depending upon the tax basis of your shares and their price at the time of redemption or transfer.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, you should consult your tax adviser with specific reference to your own tax situation. You will be advised at least annually as to the federal income tax consequences of distributions made each year.

State and Local Taxes

     You may also be subject to state and local taxes on distributions from the Portfolio. You should consult with your tax adviser with respect to the tax status of distributions from the Portfolio in your state or locality.

                          MANAGEMENT OF THE PORTFOLIO


Investment Advisor

     The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At December 31, 1998, the Advisor had over $14.4 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under an Investment Advisory Agreement with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sell orders.

     For the fiscal year ended October 31, 1998, the Advisor received a management fee from the Portfolio at an annual rate of .55% of the Portfolio's average net assets. Additionally, shareholders in Glenmede Fund who are clients of the Advisor, or an affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or its affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

     Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Portfolio. Mr. Mancuso has been primarily responsible for the management of the Portfolio since February 27, 1996. Mr. Mancuso has been employed as a portfolio manager by the Advisor since November 1992.


                              GENERAL INFORMATION

     If you have any questions regarding the Portfolio contact Glenmede Fund at the address or telephone number stated on the back cover page.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Annual Report, which is available upon request.


                     Small Capitalization Equity Portfolio
                             Institutional Shares
                (For a share outstanding throughout the period)




                                                                           For the Period
                                                                          January 2, 1998*
                                                                              through
                                                                          October 31, 1998
                                                                         -----------------
Net Asset Value, Beginning of Period .................................      $  19.33
                                                                            --------
Income from Investment Operations:
Net Investment Income ................................................          0.15
Net Gain/(Loss) on Securities (both realized and unrealized) .........        (  3.94)
                                                                            ---------
Total From Investment Operations .....................................        (  3.79)
                                                                            ---------
Less Distributions:
Dividends (from net investment income) ...............................        (  0.13)
Distributions (from capital gains) ...................................        (  0.12)
                                                                            ---------
Total Distributions ..................................................        (  0.25)
                                                                            ---------
Net Asset Value, End of Period .......................................      $  15.29
                                                                            =========
Total Return1 ........................................................        ( 19.69)%
                                                                            =========
Ratios/Supplemental Data:
 Net Assets, End of Period (in 000's) ................................      $  31,794
 Ratio of Expenses to Average Net Assets .............................           0.69%**
 Ratio of Net Income to Average Net Assets ...........................           1.07%**
 Portfolio Turnover Rate .............................................             42%

------------
 * The Portfolio began offering Institutional Shares of January 2, 1998.
** Annualized.
 1 Total Return represents aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:



Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio's investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.



Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio's Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolio, and make inquiries.

Write to:

                The Glenmede Fund/Portfolios
                One South Street
                Baltimore, MD 21202

By phone:

                1-800-442-8299

Information about the Portfolio (including the Portfolio's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Portfolio are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


Glenmede Fund's Investment Company Act File No. is 811-5577

                            THE GLENMEDE FUND, INC.




                                  Prospectus


                               February 28, 1999













                     Institutional International Portfolio

















                              Investment Advisor

                          The Glenmede Trust Company






The Securities and Exchange Commission has not approved or disapproved the Portfolio's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................3
INVESTMENTS.................................................................6
PRICE OF PORTFOLIO SHARES...................................................8
PURCHASE OF SHARES..........................................................8
REDEMPTION OF SHARES........................................................8
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES OF
 THE PORTFOLIO..............................................................9
DIVIDENDS AND DISTRIBUTIONS.................................................9
TAXES.......................................................................9
MANAGEMENT OF THE PORTFOLIO................................................10
GENERAL INFORMATION........................................................10
FINANCIAL HIGHLIGHTS.......................................................11

                              RISK/RETURN SUMMARY


                               Important Concept

                Total return consists of income (dividend and interest income from portfolio securities less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.


Investment Goal                            Long-term total return.
Principal Investments                      Common stocks, including dividend paying common stocks,
                                           of companies located outside the United States.
Principal Risks of Investing               Common stocks may decline over short or even extended
                                           periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose
                                           money by investing in the Portfolio.
                                           The Portfolio is subject to additional risks due to its
                                           investments in foreign securities. Foreign stocks involve
                                           special risks not typically associated with U.S. stocks. The stocks held by the Portfolio may underperform other types
                                           of stocks, and they may not increase or may decline in
                                           value. Foreign investments may be riskier than U.S.
                                           investments because of factors such as foreign government
                                           restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
                                           The risks associated with foreign investments are heightened when investing in emerging markets. The governments and
                                           economies of emerging market countries feature greater
                                           instability than those of more developed countries. Such
                                           investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
                                           An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
Who may want to invest in the Portfolio    The Portfolio may be appropriate for you if you want your
                                           capital to grow over the long term, are investing for goals several years away, and are comfortable with the risks of
                                           investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Bar Chart and Performance Table    The Bar Chart and Table below show the Portfolio's annual
                                   returns and its long-term performance. The Bar Chart shows how the performance of the Portfolio has varied from year
                                   to year. The Table shows how the Portfolio's average annual returns for one and five years, and the life of the Portfolio compare to those of selected market indices. The Bar Chart and Performance Table assume reinvestment of dividends
                                   and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                     Institutional International Portfolio

                              1993     35.58%
                              1994      2.78%
                              1995     11.38%
                              1996     17.89%
                              1997      7.18%
                              1998     15.51%

     During the periods shown in the Bar Chart, the highest quarterly return was 14.79% (for the quarter ended December 31, 1998) and the lowest quarterly return was --11.19% (for the quarter ended September 30, 1998).




                        The Portfolio's Average Annual Total
                        Returns for the Period Ended
                        December 31, 1998
                        -----------------------------------------------------
                                                Past 1   Past 5     Since
                                                 Year     Years   August 1,
                                                                     1992
                        -----------------------------------------------------
                        Institutional
                        International           15.51%    10.83%    12.91%
                        Portfolio
                        -----------------------------------------------------
                        Morgan Stanley
                        EAFE-IX(R) ND           20.00%     9.19%    11.93%
                        Weighted Index
                        -----------------------------------------------------
                        Lipper
                        International Fund      12.66%     8.59%    11.76%
                        Index
                        -----------------------------------------------------
--------------------------------------------------------------------------------
o The Morgan Stanley EAFE-IX(R) ND Weighted Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of companies in Australia, New Zealand, Europe and the Far East.

o The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund Average. The Average consists of funds that invest in securities whose primary trading markets are outside the United States.
--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

--------------------------------------------------------------------------------

       Institutional
       International
         Portfolio


--------------------------------------------------------------------------------

          Annual Portfolio Operating Expenses
          (expenses that are deducted
          from Portfolio assets)
          Management Fees*                       .75%
          Other Expenses                         .12%
                                                 ---
          Total Annual Portfolio
           Operating Expenses                    .87%
                                                 ===


--------------------------------------------------------------------------------
------------
* The Advisor has agreed to waive its fees to the extent necessary to ensure that the Portfolio's annual total operating expenses do not exceed 1.00% of the Portfolio's average net assets.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



         Institutional International Portfolio

------



  One Year                $   89
-----------------------   ------

  Three Years             $  277
-----------------------   ------

  Five Years              $  481
-----------------------   ------

  Ten Years               $1,073
-----------------------   ------

                                  INVESTMENTS


Objective and Principal Strategies


     To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio's investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.


     The Portfolio's investment objective may be changed by the Board members without shareholder approval.


     The investment objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal.


     The Portfolio attempts to achieve its objective by investing primarily in common stocks of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, including Japan, the United Kingdom, Germany, France, Italy, Spain, Norway, Sweden, and Australia. The Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different foreign countries.


     Factors considered by the Advisor in the selection of securities to buy and sell for this Portfolio include both country selection and stock selection. Countries are primarily selected by evaluating countries' valuations relative to their historical valuations. Economic growth, government policies and other factors are also considered. Security selection is primarily determined by evaluating a securities' valuation relative to the valuations of other securities in the same country. Growth in company earnings, industry fundamentals, and other factors are also considered in determining which securities to buy and sell.


     The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments include various short-term instruments. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance.


Risks of Foreign Investments


     The risks of investing in the Portfolio have been described above in the Risk/Return Summary. The following supplements that description.


Foreign Securities


     The Portfolio may purchase securities in any foreign country, developed or underdeveloped. You should consider carefully the substantial risks involved in investing in such securities. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio's shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.


     These risks are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.


     Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange.

     Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio's investments.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

     In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

     There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.



European Currency Unification

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Portfolio invests and may result in the Portfolio facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Portfolio's net asset value per share.


Other Risks

Selection of Investments

     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

     This Prospectus describes the Portfolio's principal investment strategies, and the particular types of securities in which the Portfolio principally invests. The Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

Year 2000 Risks

     Like other investment companies and financial service providers, the Portfolio could be adversely affected if the computer systems used by the Advisor and the Portfolio's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year

1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and administrator are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to ascertain that comparable steps are being taken by the Portfolio's other major service providers. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem. However, there can be no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not adversely impact the Portfolio. In addition, to the extent that the operations of issuers of securities held by the Portfolio are impaired by the Year 2000 Problem, or prices of securities held by the Portfolio decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolio's shares may be materially affected.


                           PRICE OF PORTFOLIO SHARES

     The price of shares issued by the Portfolio is based on the Portfolio's net asset value ("NAV"). The NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

     Marketable equity securities are priced at market value. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund"). These securities may trade on days when shares of the Portfolio are not priced; as a result, the NAV of shares of the Portfolio may change on days when you will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors.


                              PURCHASE OF SHARES

     Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the NAV share next determined after receipt of the purchase order by the Portfolio's transfer agent. The minimum initial investment is $25,000; the minimum for subsequent investments is $1,000. The Portfolio reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. If you wish to purchase shares in the Portfolio you should contact the Advisor or your Institution.

     Your broker-dealer may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio.

     Purchases of the Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES

     You may redeem Shares of the Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption request. Generally, a properly signed written request is all that is required. If you wish to redeem your shares, contact the Advisor or your Institution.

     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. Redemption orders are effected at the net asset value per share next determined after receipt of the order. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIO

     Glenmede Fund may appoint one or more entities, including the Advisor, as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                          DIVIDENDS AND DISTRIBUTIONS

     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

   The Portfolio normally distributes any realized net capital gains at least once a year.


                                     TAXES
Federal

     The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable to you as ordinary income unless you are currently exempt from Federal income taxes, whether you receive the distribution in cash or reinvested in additional shares.

     Dividends paid by the Portfolio will generally be taxable to you as ordinary income or capital gains. Distributions by the Portfolio attributable to its "net capital gain" (the excess of its net long-term capital gain - i.e., gains or assets held more than 12 months - over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to you as long-term capital gain, regardless of how long you have held the shares and whether you receive such gains in cash or reinvested in additional shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.

     The Portfolio expects that its investment objective will generally cause its annual distributions to consist primarily of capital gains rather than ordinary income. That will not be the case, however, in any year unless in that year the Portfolio's net capital gains exceed its net investment income.

     If you are considering a purchase of shares of the Portfolio on or just before the record date of a dividend you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you. This is known as "buying into a dividend."

     You may realize a capital gain or loss upon redemption or transfer of your shares of the Portfolio, depending upon the tax basis of your shares and their price at the time of redemption or transfer.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, you should consult your tax adviser with specific reference to your own tax situation. You will be advised at least annually as to the federal income tax consequences of distributions made each year.


State and Local Taxes

     You may also be subject to state and local taxes on distributions from the Portfolio. You should consult with your tax adviser with respect to the tax status of distributions from the Portfolio in your state or locality.

                          MANAGEMENT OF THE PORTFOLIO


Investment Advisor

     The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At December 31, 1998, the Advisor had over $14.4 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under an Investment Advisory Agreement with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio's assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders.

     For the fiscal year ended October 31, 1998, the Advisor received a management fee from the Portfolio at the annual rate of .75% of the Portfolio's average net assets. Shareholders of the Portfolio who are customers of other Institutions may pay fees to those Institutions.

     Andrew B. Williams, Senior Vice President of the Advisor has been primarily responsible for the management of the Portfolio since it commenced operations on August 1, 1992. Mr. Williams has been employed by the Advisor since May 1985.


                              GENERAL INFORMATION

     If you have any questions regarding the Portfolio contact Glenmede Fund at the address or telephone number stated on the back cover page.

                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Annual Report, which is available upon request.


                     Institutional International Portfolio
                (For a share outstanding throughout each year)



                                                                      Year Ended October 31,
                                                -------------------------------------------------------------------
                                                     1998          1997          1996          1995          1994
                                                     ----          ----          ----          ----          ----
Net Asset Value, Beginning of Year ..........     $ 14.89       $ 13.67       $ 12.34       $ 12.63       $ 12.00
                                                  -------       -------       -------       -------       -------
Income From Investment Operations:
 Net Investment Income ......................       0.26          0.27          0.28          0.19          0.16
 Net Gain/(Loss) on Securities (both
   realized and unrealized) .................       0.81          1.86          1.50         ( 0.13)        1.49
                                                  -------       -------       -------       -------       -------
 Total From Investment Operations ...........       1.07          2.13          1.78          0.06          1.65
                                                  -------       -------       -------       -------       -------
Less Distributions from:
 Net investment income ......................      ( 0.28)       ( 0.22)       ( 0.25)       ( 0.18)       ( 0.13)
 Net realized capital gains .................      ( 0.15)       ( 0.61)       ( 0.14)       ( 0.17)       ( 0.87)
 In excess of net realized gains ............          --            --        ( 0.06)           --        ( 0.02)
 In excess of net investment income .........          --        ( 0.08)           --            --            --
                                                  -------       -------       -------       -------       -------
 Total Distributions ........................      ( 0.43)       ( 0.91)       ( 0.45)       ( 0.35)       ( 1.02)
                                                  -------       -------       -------       -------       -------
Net Asset Value, End of Year ................     $ 15.53       $ 14.89       $ 13.67       $ 12.34       $ 12.63
                                                  =======       =======       =======       =======       =======
Total Return1 ...............................        7.26%        15.54%        14.46%         0.38%        13.85%
                                                  =======       =======       =======       =======       =======
Ratios/Supplemental Data
 Net Assets, End of Year (in 000's) .........     $98,727       $81,659       $58,390       $44,206       $17,076
 Ratio of Expenses to Average Net
   Assets* ..................................        0.87%         0.87%         0.95%         0.93%         1.00%
 Ratio of Net Income to Average Net
   Assets ...................................        1.58%         1.94%         2.06%         1.78%         1.29%
 Portfolio Turnover Rate ....................          19%           15%           10%           25%           39%

------------
* Annualized expense ratio before waiver of fees and/or expenses reimbursed by the investment advisor for the year ended October 31, 1994 was 1.01%.

1 Total Return represents the aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:


Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio's investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.


Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio's Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolio, and make inquiries.

Write to:

                The Glenmede Fund, Inc.
                One South Street
                Baltimore, MD 21202

By phone:

                1-800-442-8299

Information about the Portfolio (including the Portfolio's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Portfolio are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


Glenmede Fund's Investment Company Act File No. is 811-5577

                            THE GLENMEDE FUND, INC.



                                  Prospectus

                               February 28, 1999













                            Global Equity Portfolio

















                              Investment Advisor

                          The Glenmede Trust Company






The Securities and Exchange Commission has not approved or disapproved the Portfolio's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY .................................    3
INVESTMENTS .........................................    6
PRICE OF PORTFOLIO SHARES ...........................    8
PURCHASE OF SHARES ..................................    8
REDEMPTION OF SHARES ................................    8
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
 OF SHARES OF THE PORTFOLIO .........................    9
DIVIDENDS AND DISTRIBUTIONS .........................    9
TAXES ...............................................    9
MANAGEMENT OF THE PORTFOLIO .........................   10
GENERAL INFORMATION .................................   10
FINANCIAL HIGHLIGHTS ................................   11

                              RISK/RETURN SUMMARY


                               Important Concept

          Total return consists of net income (dividend and interest income from portfolio securities less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.

Investment Goal                  Long-term total return.


Principal Investments            Common stocks, including dividend-paying common
                                 stocks, of companies located inside and
                                 outside the United States.


Principal Risks of Investing     Common stocks may decline over short or even
                                 extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Portfolio.

                                 The Portfolio is subject to additional risks due to its investments in foreign securities. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Portfolio may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

                                 The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

                                 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who may want to invest           The Portfolio may be appropriate for you if you
in the Portfolio                 want your capital to grow over the long term,
                                 are investing for goals several years away, and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Bar Chart and Performance Table  The Bar Chart and Table below show the
                                 Portfolio's annual returns and its
                                 performance. The Bar Chart shows how the performance of the Portfolio has varied from year to year. The Table shows how the Portfolio's average annual returns for one year and the life of the Portfolio compare to those of selected market indices. The Bar Chart and Performance Table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.



                            Global Equity Portfolio

                                 1998     12.99%

     During the periods shown in the Bar Chart, the highest quarterly return was 17.03% (for the quarter ended December 31, 1998) and the lowest quarterly return was -13.08% (for the quarter ended September 30, 1998).


-----------------------------------------------
o The MSCI World Index is an unmanaged,                   The Portfolio's Average Annual Total Returns for the
  market capitalization weighted index which              Period Ended
  tracks the performance of developed and                 December 31, 1998
  emerging equity markets throughout the
  world.                                                  ---------------------------------------------------
                                                                                                     Since
o The Morgan Stanley EAFE-IX(R) ND                                                Past 1 Year     November 3,
  Weighted Index is an unmanaged                                                                       1997
  capitalization weighted composite portfolio             ---------------------------------------------------
  consisting of equity total returns of                   Global Equity             12.99%          10.71%
  companies in Austria, New Zealand,                      Portfolio
  Europe and the Far East.                                ---------------------------------------------------
----------------------------------------------
                                                          MSCI World Index          25.11%          17.13%

                                                          ---------------------------------------------------

                                                          Morgan Stanley EAFE-
                                                          IX(R) ND                  20.00%          17.96%
                                                          Weighted Index
                                                          ---------------------------------------------------

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
--------------------------------------------------------------------------------

                                               Global
                                               Equity
                                              Portfolio


--------------------------------------------------------------------------------

          Annual Portfolio Operating Expenses
          (expenses that are deducted
          from Portfolio assets)
          Management Fees                        .70%
          Other Expenses                         .18%
                                                 ---
          Total Annual Portfolio
           Operating Expenses                    .88%
                                                 ===


--------------------------------------------------------------------------------
Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



         Global Equity Portfolio

------



  One Year                $   90
-----------------------   ------

  Three Years             $  281
-----------------------   ------

  Five Years              $  488
-----------------------   ------

  Ten Years               $1,084
-----------------------   ------

                                  INVESTMENTS


Objective and Principal Strategies


     To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio's investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.


     The Portfolio's investment objective may be changed by the Board members without shareholder approval.


     The investment objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.


     The Portfolio attempts to achieve its objective by investing primarily in common stocks of companies located inside and outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of countries, including the United States, Japan, the United Kingdom, Germany, France, Italy, Spain, Norway, Sweden and Australia. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities and securities convertible into equity securities.


     Factors considered by the Advisor in the selection of securities to buy and sell for this Portfolio include both country selection and stock selection. Countries are primarily selected by evaluating countries' valuations relative to their historical valuations. Economic growth, government policies and other factors are also considered. Security selection is primarily determined by evaluating a securities' valuation relative to the valuations of other securities in the same country. Growth in company earnings, industry fundamentals, and other factors are also considered in determining which securities to buy and sell.


     The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments include various short-term instruments. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance.


Risks of Foreign Investments


     The risks of investing in the Portfolio have been described above in the Risk/Return Summary. The following supplements that description.


Foreign Securities


     The Portfolio may purchase securities in any foreign country, developed or underdeveloped. You should consider carefully the substantial risks involved in investing in securities. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio's shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.


     These risks are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.


     Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange.

     Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the portfolio's investments.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

     In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

     There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.



European Currency Unification


     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Portfolio invests and may result in the Portfolio facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Portfolio's net asset value per share.


Other Risks


Selection of Investments


     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.


Other Types of Investments


     This Prospectus describes the Portfolio's principal investment strategies, and the particular types of securities in which the Portfolio principally invests. The Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.


Year 2000 Risks


     Like other investment companies and financial service providers, the Portfolio could be adversely affected if the computer systems used by the Advisor and the Portfolio's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This is commonly known as the "Year

2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and administrator are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to ascertain that comparable steps are being taken by the Portfolio's other major service providers. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem. However, there can be no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not adversely impact the Portfolio. In addition, to the extent that the operations of issuers of securities held by the Portfolio are impaired by the Year 2000 Problem, or prices of securities held by the Portfolio decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolio's shares may be materially affected.


                           PRICE OF PORTFOLIO SHARES

     The price of shares issued by the Portfolio is based on the Portfolio's net asset value ("NAV"). The NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

     Marketable equity securities are priced at market value. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund"). These securities may trade on days when shares of the Portfolio are not priced; as a result, the NAV of shares of the Portfolio may change on days when you will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors.


                              PURCHASE OF SHARES

     Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the Portfolio's transfer agent. The minimum initial investment is $25,000; the minimum subsequent investment is $1,000. The Portfolio reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. If you wish to purchase shares of the Portfolio, you should contact the Advisor or your Institution.

     Your broker-dealer may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio.

     Purchases of the Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES

     You may redeem Shares of the Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption request. Generally, a properly signed written request is all that is required. If you wish to redeem your shares, contact the Advisor or your Institution.

     You will ordinarily be paid redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. Redemption orders are effected at the net asset value per share next determined after receipt of the order. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIO


     Glenmede Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.


                          DIVIDENDS AND DISTRIBUTIONS


     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.


     The Portfolio normally distributes any realized net capital gains at least once a year.


                                     TAXES

Federal


     The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable to you as ordinary income unless you are currently exempt from Federal income taxes, whether you receive the distribution in cash or reinvested in additional shares.


     Dividends paid by the Portfolio will generally be taxable to you as ordinary income or capital gains. Distributions by the Portfolio attributable to its "net capital gain" (the excess of its net long-term capital gain - i.e., gains or assets held more than 12 months - over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to you as long-term capital gain, regardless of how long you have held the shares and whether you receive such gains in cash or reinvested in additional shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.


     The Portfolio expects that its investment objective will generally cause its annual distributions to consist primarily of capital gains rather than ordinary income. That will not be the case, however, in any year unless in that year the Portfolio's net capital gains exceed its net investment income.


     If you are considering a purchase of shares of the Portfolio on or just before the record date of a dividend you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you. This is known as "buying into a dividend."


     You may realize a capital gain or loss upon redemption or transfer of your shares of the Portfolio, depending upon the tax basis of your shares and their price at the time of redemption or transfer.


     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.


     The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, you should consult your tax adviser with specific reference to your own tax situation. You will be advised at least annually as to the federal income tax consequences of distributions made each year.


State and Local Taxes


     You may also be subject to state and local taxes on distributions from the Portfolio. You should consult with your tax adviser with respect to the tax status of distributions from the Portfolio in your state or locality.

                          MANAGEMENT OF THE PORTFOLIO


Investment Advisor

     The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At December 31, 1998, the Advisor had over $14.4 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under an Investment Advisory Agreement with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio's assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders.

     The Advisor is entitled to receive a management fee from the Portfolio at the annual rate of .70% of the Portfolio's average net assets. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.

     Andrew B. Williams, Senior Vice President of the Advisor, has been primarily responsible for the management of the Portfolio since it commenced operations on November 3, 1997. Mr. Williams has been employed by the Advisor as a portfolio manager since May 1985.


                              GENERAL INFORMATION

     If you have any questions regarding the Portfolio, contact Glenmede Fund at the address or telephone number stated on the back cover page.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Annual Report, which is available upon request.



                            Global Equity Portfolio
               (For a share outstanding throughout each period)




                                                         For the Period
                                                        November 3, 1997
                                                             through
                                                        October 31, 1998+
                                                       ------------------
Net Asset Value, Beginning of Period ...............        $ 10.00
                                                            -------
Income from Investment Operations:
Net Investment Income ..............................          0.15
Net Gain/Loss on Securities
 (both realized and unrealized) ....................          0.09
                                                            -------
Total From Investment Operations ...................          0.24
                                                            -------
Less Distributions:
Dividends (from net investment income) .............         ( 0.12)
Distributions (from capital gains) .................         ( 0.07)
                                                            -------
Total Distributions ................................         ( 0.19)
                                                            -------
Net Asset Value, End of Period .....................        $ 10.05
                                                            =======
Total Return1 ......................................           2.29%
                                                            =======
Ratios/Supplemental Data:
 Net Assets, End of Period (in 000's) ..............       $ 25,311
 Ratio of Expenses to Average Net Assets ...........           0.88%*
 Ratio of Net Income to Average Net Assets .........           1.43%*
 Portfolio Turnover Rate ...........................             48%

------------
 + The Portfolio commenced operations on November 3, 1997.
* Annualized.
1 Total Return represents aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:


Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio's investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal period.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio's Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolio, and make inquiries.

Write to:

                The Glenmede Fund, Inc.
                One South Street
                Baltimore, MD 21202

By phone:

                1-800-442-8299

Information about the Portfolio (including the Portfolio's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Portfolio are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


Glenmede Fund's, Investment Company Act File No. is 811-5577

                            THE GLENMEDE FUND, INC.




                                  Prospectus

                               February 28, 1999










                           Emerging Markets Portfolio










                              Investment Advisor
                          The Glenmede Trust Company








                            Investment Sub-Advisor

                    Pictet International Management Limited






The Securities and Exchange Commission has not approved or disapproved the Portfolio's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................3
INVESTMENTS.................................................................6
PRICE OF PORTFOLIO SHARES...................................................8
PURCHASE OF SHARES..........................................................8
REDEMPTION OF SHARES........................................................8
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
  SHARES OF THE PORTFOLIO...................................................9
DIVIDENDS AND DISTRIBUTIONS.................................................9
TAXES.......................................................................9
MANAGEMENT OF THE PORTFOLIO................................................10
GENERAL INFORMATION........................................................10
FINANCIAL HIGHLIGHTS.......................................................11

                              RISK/RETURN SUMMARY


                              Important Concepts

          Emerging market countries are those considered to be developing or emerging by the World Bank and the International Finance Corporation, and countries that are classified by the United Nations or otherwise regarded by their authorities as developing.

          Emerging market equity securities are:

          o equity securities of companies with principal securities trading markets located in an emerging market country;

          o equity securities, traded in any market, of companies that derive 50% or more of their total revenue from goods or services produced, or sales made, in emerging market counties; and

          o equity securities of companies organized under the laws of, and with a principal office in, an emerging market country.

          Total return consists of net income (dividend and interest income from portfolio securities less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.


Investment Goal                             Long-term growth of capital.
Principal Investments                       Equity securities of foreign issuers having emerging markets.
Principal Risks of Investing                Common stocks may decline over short or even extended
                                            periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose
                                            money by investing in the Portfolio.
                                            The Portfolio is subject to additional risks due to the nature of its investments in foreign securities. Foreign stocks
                                            involve special risks not typically associated with U.S.
                                            stocks. These risks are heightened in the case of developing countries. Foreign investments may be risker than U.S.
                                            investments because of factors such as foreign government
                                            restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
                                            The risks associated with foreign investments are heightened when investing in emerging markets. The government and
                                            economies of emerging market countries feature greater
                                            instability than those of more developed countries. Such
                                            investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
                                            An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                            Corporation or any other government agency.
Who may want to invest in the Portfolio     The Portfolio may be appropriate for you if you want your
                                            capital to grow over the long term, are investing for goals several years away, and are comfortable with the risks of
                                            investing in equity securities of companies in developing
                                            countries. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Bar Chart and Performance Table     The Bar Chart and Table below show the Portfolio's annual
                                    returns and its long-term performance. The Bar Chart shows how the performance of the Portfolio has varied from year
                                    to year. The Table shows how the Portfolio's average annual returns for one year and the life of the Portfolio compare to those of selected market indices. The Bar Chart and
                                    Performance Table assume reinvestment of dividends and
                                    distributions. The Portfolio's past performance does not
                                    necessarily indicate how it will perform in the future.

                           Emerging Markets Portfolio

                                 1995     -9.20%
                                 1996     12.61%
                                 1997     -9.95%
                                 1998    -25.78%

     During the periods shown in the Bar Chart, the highest quarterly return was 16.26% (for the quarter ended December 31, 1998) and the lowest quarterly return was -26.33% (for the quarter ended June 30, 1998).


                                                          The Portfolio's Average Annual Total
                                                          Returns for the Periods Ended
                                                          December 31, 1998

------------------------------------------                ------------------------------------------------------------
o The Morgan Stanley Emerging Markets Free
  Index is an unmanaged measure of the                                                                   Since
  performance of the major emerging economies                                          Past 1 Year     December 14,
  with sizable and active equity markets in                                                                1994
  Asia, Latin America, the Middle East,                   ------------------------------------------------------------
  Africa, and Europe.                                     Emerging
                                                          Markets Portfolio              -25.78%         -9.20%
o The International Financial Corporation                 ------------------------------------------------------------
  Composite Index is an unmanaged measure of              Morgan Stanley Emerging
  the performance of stock markets in countries           Markets Free Index             -25.34%        -10.98%
  with developing economies, especially those
  meeting World Bank classifications of low-              ------------------------------------------------------------
  income and middle-income, but may include               International Financial
  high-income economies where the stock market            Corporation Composite
  is likely to be developing for some time.               Index                          -21.08%        -11.18%
                                                          ------------------------------------------------------------
o The Lipper Emerging Markets Fund Index is               Lipper Emerging Markets
  comprised of the 30 largest funds in the                Fund Index                     -26.87%         -9.93%
  Lipper Emerging Markets Fund Average. The               ------------------------------------------------------------
  Average consists of funds that seek long-term
  capital appreciation by investing at least
  65% of their assets in emerging market
  equity securities.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
--------------------------------------------------------------------------------

                                               Emerging
                                                Markets
                                               Portfolio


--------------------------------------------------------------------------------

          Annual Portfolio Operating Expenses
          (expenses that are deducted
          from Portfolio assets)
          Management Fees                        1.25%
          Other Expenses                          .60%
                                                 ----
          Total Annual Portfolio
           Operating Expenses                    1.85%
                                                 ====


--------------------------------------------------------------------------------
Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

       Emerging
        Markets
       Portfolio


--------------------------------------------------------------------------------


  One Year                $  188
-----------------------   ------

  Three Years             $  582
-----------------------   ------

  Five Years              $1,001
-----------------------   ------

  Ten Years               $2,169
-----------------------   ------

                                  INVESTMENTS


Objective and Principal Strategies


     To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio's investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.


     The Portfolio's investment objective may be changed by the Board members without shareholder approval.


     The objective of the Portfolio is to provide long-term growth of capital.


     The Portfolio attempts to achieve this objective by normally investing at least 65% of its total assets in emerging market equity securities. Emerging market countries tend to be located in Africa, Asia, Eastern Europe, the Middle East and Latin America. They include South Africa, Turkey, India, Indonesia, Brazil, Malaysia, China, Taiwan, South Korea and Mexico.


     The equity securities in which the Portfolio invests may include common stock, preferred stock, and sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Determinations as to eligibility will be made by the Portfolio's sub-advisor, Pictet International Management Limited (the "Sub-Advisor"), based on publicly available information and inquiries made to the companies. The Portfolio will at all times, except during defensive periods, maintain investments in at least three emerging market countries. The Sub-Advisor will limit holdings in any one country to 15% at the time of investment.


     The Sub-Advisor may use various methods of selecting securities to buy and sell for the Portfolio, and may rely on independent or affiliated sources of information and ideas in connection with management of the Portfolio. The Sub-Advisor's philosophy focuses on stock selection and significantly diversifying the Portfolio's investments on a company and country level. The Sub-Advisor uses its own data base which screens for emerging markets that meet the Sub-Advisor's strict quantitative criteria. Generally, in order for a country to be included by the Sub-Advisor as a permissible emerging market investment, it must satisfy certain criteria, including:


    o the country must meet certain custodial criteria, such as security of assets and international experience; and


    o the country must satisfy certain specific cyclical criteria, including liquidity conditions, industrial production capacity constraints, direction of real interest rates and the valuation of the market.


     The Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments include various short-term instruments. A defensive position, taken at the wrong time would have an adverse impact on the Portfolio's performance.


Risks of Foreign Investments


     The risks of investing in the Portfolio have been described above in the Risk/Return Summary. The following supplements that description.


Foreign Securities


     The Portfolio may purchase securities in any foreign country, developed or underdeveloped. You should consider carefully the substantial risks involved in investing in such securities. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio's shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.

     These risks are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.

     Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange.

     Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which, in turn, could affect the value of the Portfolio's investments.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in value of the portfolio security or, if the security has been sold, to claims by the purchaser.

     In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

     There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.



Other Risks


Selection of Investments

     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

     This Prospectus describes the Portfolio's principal investment strategies, and the particular types of securities in which the Portfolio principally invests. The Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

Year 2000 Risks

     Like other investment companies and financial service providers, the Portfolio could be adversely affected if the computer systems used by the Advisor and the Portfolio's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and administrator are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to ascertain that comparable steps are being taken by the Portfolio's other major service providers. As of the date of this

Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem. However, there can be no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not adversely impact the Portfolio. In addition, to the extent that the operations of issuers of securities held by the Portfolio are impaired by the Year 2000 Problem, or prices of securities held by the Portfolio decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolio's shares may be materially affected.


                           PRICE OF PORTFOLIO SHARES

     The price of shares issued by the Portfolio is based on net asset value ("NAV"). The Portfolio's NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

     Marketable equity securities are priced at market value. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund"). These securities may trade on days when shares of the Portfolio are not priced; as a result, the NAV of shares of the Portfolio may change on days when you will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors.


                              PURCHASE OF SHARES

     Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the NAV per share next determined after receipt of the purchase order by the Portfolio's transfer agent. The minimum initial investment is $25,000; the minimum for subsequent investments is $1,000. The Portfolio reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. If you wish to purchase shares in the Portfolio you should contact the Advisor or your Institution.

     Your broker-dealer may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio.

     Purchases of the Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES

     You may redeem shares of the Portfolio at any time, without cost, at the NAV per share of the Portfolio next determined after the transfer agent receives your redemption request. Generally, a properly signed written request is all that is required. If you wish to redeem shares, contact the Advisor or your Institution.

     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. Redemption orders are effected at the net asset value per share next determined after receipt of the order. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

                  ADDITIONAL INFORMATION ON THE PURCHASE AND
                     REDEMPTION OF SHARES OF THE PORTFOLIO


     Glenmede Fund may in its sole discretion appoint one or more entities, including the Advisor, as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                          DIVIDENDS AND DISTRIBUTIONS


     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

     The Portfolio normally distributes any realized net capital gains once a year.


                                     TAXES


Federal


     The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable to you as ordinary income unless you are currently exempt from Federal income taxes, whether you receive the distribution in cash or reinvested in additional shares.

     Dividends paid by the Portfolio will generally be taxable to you as ordinary income or capital gains. Distributions by the Portfolio attributable to its "net capital gain" (the excess of its net long-term capital gain - i.e., gains or assets held more than 12 months - over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares and whether you receive such gains in cash or reinvested in additional shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.

     The Portfolio expects that its investment objective will generally cause its annual distributions to consist primarily of capital gains rather than ordinary income. That will not be the case, however, in any year unless in that year the Portfolio's net capital gains exceed its net investment income.

     If you are considering a purchase of shares of the Portfolio on or just before the record date of a dividend you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you. This is known as "buying into a dividend."

     You may realize a capital gain or loss upon redemption or transfer of your shares of the Portfolio, depending upon the tax basis of your shares and their price at the time of redemption or transfer.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, you should consult your tax adviser with specific reference to your own tax situation. You will be advised at least annually as to the federal income tax consequences of distributions made each year.


State and Local Taxes


     You may also be subject to state and local taxes on distributions from the Portfolio. You should consult with your tax adviser with respect to the tax status of distributions from the Portfolio in your state or locality.

                          MANAGEMENT OF THE PORTFOLIO


Investment Advisor

     The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At December 31, 1998, the Advisor had over $14.4 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under an Investment Advisory Agreement with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, has agreed to manage the investment and reinvestment of the Portfolio assets, make investment decisions for the Portfolio and place the Portfolio's purchase and sales orders.

     Pursuant to that Agreement, the Advisor also may select a person to act as sub-advisor. The Advisor and Glenmede Fund, on behalf of the Emerging Markets Portfolio, have entered into a sub-investment advisory agreement with Pictet International Management Limited, located at Cutlers Gardens, 5 Devonshire Square, London, United Kingdom EC2M 4LD. The Sub-Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, performs sub-advisory and portfolio transaction services for the Portfolio, including managing the Portfolio's holdings in accordance with the Portfolio's investment objective and policies, making investment decisions concerning foreign investments for the Portfolio, placing purchase and sale orders for portfolio transactions and employing professional portfolio managers and security analysts who provide research services to the Portfolio.

     The Sub-Advisor is an affiliate of Pictet & Cie (the "Bank"), a Swiss private bank, which was founded in 1805. As of December 31, 1998, the Bank managed in excess of $55 billion for institutional and private clients. The Bank is owned by seven partners. The Sub-Advisor was established in 1980 to manage the investment needs of clients seeking to invest in the international fixed revenue and equity markets.

     For the fiscal year ended October 31, 1998, the Advisor and Sub-Advisor received management fees from the Portfolio at the annual rate of .75% and
 .50%, respectively, of the Portfolio's average net assets. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.

     Douglas Polunin, Senior Investment Manager at the Sub-Advisor, is a co-portfolio manager for the Portfolio. Mr. Polunin has been employed by the Sub-Advisor as a portfolio manager since January 1989.

     Paul Parsons, Senior Investment Manager at the Sub-Advisor, is a co-portfolio manager for the Portfolio. Mr. Parsons has been employed by the Sub-Advisor as a portfolio manager since January 1995. Prior to joining the Sub-Advisor, Mr. Parsons was employed by Invesco MIM since 1987 as a market analyst and a specialist in Asian fund management.


                              GENERAL INFORMATION

     If you have any questions regarding the Portfolio, contact Glenmede Fund at the address or telephone number stated on the back cover page.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 4 periods. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Annual Report, which is available upon request.


                          Emerging Markets Portfolio
               (For a share outstanding throughout each period)



                                                                  Year Ended October 31,
                                                 --------------------------------------------------------
                                                      1998           1997          1996          1995+
                                                 -------------   -----------   ------------   -----------
Net Asset Value, Beginning of Period .........     $   9.05        $ 9.52        $  9.73        $ 10.00
                                                   --------        ------        -------        -------
Income from Investment Operations
 Net Investment Income .......................         0.02          0.03           0.06           0.16
 Net Gain/(Loss) on Securities (both
   realized and unrealized) ..................        (3.20)         0.09          (0.16)         (0.31)
                                                   --------        ------        -------        -------
 Total From Investment Operations ............        (3.18)         0.12          (0.10)         (0.15)
                                                   --------        ------        -------        -------
Less Distributions:
 Dividends (from net investment
   income) ...................................           --          (0.02)        (0.08)        ( 0.12)
 Distributions (from capital gains) ..........           --          (0.57)        (0.03)            --
                                                   --------        -------       -------        -------
 Total Distributions .........................           --          (0.59)        (0.11)         (0.12)
                                                   --------        -------       -------        -------
Net Asset Value, End of Period ...............     $   5.87        $  9.05       $  9.52        $  9.73
                                                   ========        =======       =======        =======
Total Return1 ................................       (35.14)%         1.01%        (0.96)%        (1.96)%
                                                   ========        =======       =======        =======
Ratios/Supplemental Data
 Net Assets, End of Year (in 000's) ..........     $ 55,789        $95,012       $86,385       $ 27,297
 Ratio of Expenses to Average Net
   Assets ....................................         1.85%          1.73%         1.76%          1.81%*
 Ratio of Net Income to Average Net
   Assets ....................................         0.26%          0.29%         0.80%          1.87%*
 Portfolio Turnover Rate .....................          113%            94%           44%            50%

------------
+ The Portfolio commenced operations on December 14, 1994.
* Annualized.
1 Total return represents aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:



Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio's investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.



Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio's Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolio, and make inquiries.

Write to:

                The Glenmede Fund, Inc.
                One South Street
                Baltimore, MD 21202

By phone:

                1-800-442-8299

Information about the Portfolio (including the Portfolio's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Portfolio are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


Glenmede Fund's Investment Company Act File No. is 811-5577

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS

                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 1999


         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and, collectively with Glenmede Fund, the "Funds") Prospectuses dated February 28, 1999, as amended or supplemented from time to time (the "Prospectuses"). No investment in shares of a Portfolio should be made without first reading the Prospectus of such Portfolio. This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Tax Managed Equity, Small Capitalization Equity (Advisor Shares and Institutional Shares), Large Cap Value, Muni Intermediate, New Jersey Muni, Institutional International, Emerging Markets and Global Equity Portfolios. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. The Funds' audited financial statements and financial highlights appearing in the 1998 Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectuses and Annual Report are available without charge, upon request, by calling the Funds at the above telephone number.


         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.

                             Table of Contents                       Page


THE FUNDS.............................................................1
INVESTMENT STRATEGIES.................................................1
COMMON INVESTMENT POLICIES AND RISKS..................................10
PRICE OF PORTFOLIO SHARES.............................................16
PURCHASE OF SHARES....................................................18
REDEMPTION OF SHARES..................................................18
SHAREHOLDER SERVICES..................................................19
PORTFOLIO TURNOVER....................................................19
INVESTMENT LIMITATIONS................................................19
MANAGEMENT OF THE FUNDS...............................................22
INVESTMENT ADVISORY AND OTHER SERVICES................................24
PORTFOLIO TRANSACTIONS................................................28
ADDITIONAL INFORMATION CONCERNING TAXES...............................30
PERFORMANCE CALCULATIONS..............................................41
GENERAL INFORMATION...................................................47
FINANCIAL STATEMENTS..................................................49
OTHER INFORMATION.....................................................49
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS....................A-1

                                    THE FUNDS

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize its Board of Directors to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios ("Portfolios") from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, Glenmede Fund is offering shares of the following ten Portfolios: International Equity Portfolio, Large Cap Value Portfolio, Small Capitalization Equity Portfolio (Advisor Shares and Institutional Shares), Tax Managed Equity Portfolio, Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Institutional International Portfolio.

         Glenmede Portfolio was organized as a Massachusetts business trust on March 3, 1992. Glenmede Portfolios' Master Trust Agreement authorizes its Board of Trustees to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios (Sub-Trusts) from time to time. Currently, Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate and New Jersey Muni Portfolios.

         Each Fund is an open-end, management investment company. The International, Large Cap Value, Small Capitalization Equity, Tax Managed Equity, Core Fixed Income, Government Cash, Tax-Exempt Cash, Institutional International, Emerging Markets and Global Equity Portfolios are diversified Portfolios of Glenmede Fund. The Muni Intermediate and New Jersey Muni Portfolios are non-diversified Portfolios of the Glenmede Portfolios.


         On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.


         On March 1, 1991 the Small Capitalization Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998, the Small Capitalization Equity Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares." Historical information concerning expenses and performance prior to January 1, 1998 is that of the Advisor Shares.

                              INVESTMENT STRATEGIES

         The following investment strategies supplement those set forth in the Funds' Prospectuses. Unless specified below and except as described under "Investment Limitations," the following investment strategies are not fundamental and a particular Fund's Board may change such strategies without shareholder approval.

Government Cash Portfolio

         During normal market conditions, the Portfolio will invest at least 65% of its total assets in short-term U.S. dollar denominated money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government, and repurchase agreements secured by such instruments.

         The Portfolio may invest in the following Eligible Securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (e.g., Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"). Additionally, the Portfolio may enter into reverse repurchase agreements.

Tax-Exempt Cash Portfolio

         Municipal obligations in which the Portfolio may invest include the following Eligible Securities: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the Advisor's opinion, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

         The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         The municipal obligations in which the Portfolio invests may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Advisor deems the investment to involve minimal credit risk. The Advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

Core Fixed Income Portfolio

         The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated at least A by S&P or Moody's; (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to securities so rated; and
(v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in
(ii) and (v) of the first sentence of this paragraph.

         The Portfolio's securities held subject to repurchase agreements may have stated maturities exceeding 13 months, however, the Advisor currently expects that repurchase agreements will mature in less than 13 months.


         Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities consisting of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities, however, they may be guaranteed up to a certain amount by a private issuer through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

         An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.


Muni Intermediate and New Jersey Muni Portfolios

         The Portfolios' investments in municipal obligations may also include tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody's.

         For a description of the two principal classifications of municipal obligations, "general obligation" securities and "revenue" securities, see the "Tax-Exempt Cash Portfolio" above.

         During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not municipal obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to municipal obligations as set forth above and in the Portfolios' prospectus under the heading "Bond Portfolios--Investment Duration and Quality," or if unrated, are of comparable quality as determined by the Advisor. Additionally, each Portfolio may invest, without limitation, in other non-municipal debt obligations, such as bank obligations which are also of comparable quality as determined by the Advisor. Furthermore, each Portfolio may acquire "stand-by commitments" with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

International Portfolio

         The Portfolio may purchase shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S., and U.S. or foreign securities convertible into foreign common stock.

         The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

Large Cap Value Portfolio

         From time to time, the Advisor may revise its equity computer model programs to maintain or enhance the Portfolio's performance.

         The Portfolio intends to remain, for the most part, fully invested in equity securities which may include American Depository Receipts ("ADRs") listed on the New York Stock Exchange. The Portfolio will not engage in "market timing" transactions. However, for temporary purposes this Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.

Small Capitalization Equity Portfolio

         The Portfolio may invest in securities located outside the United
States.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. However, if warranted in the judgement of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio; short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500.

Tax Managed Equity Portfolio

         The Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. Additionally, the Portfolio reserves the right to sell securities irrespective of how long they have been held.

         The Portfolio may sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Certain equity and other securities held by the Portfolio will produce ordinary taxable income on a regular basis.


         The Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.


         The Portfolio may also purchase or write call and put options on appropriate securities or securities indices. The aggregate value of the Portfolio's assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

         Purchasing Options. The Portfolio will normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

         The Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

         Writing Covered Options. The Portfolio may write covered call and put options on any securities in which it may invest. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

         A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.

         In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

         The Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolio) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

         The Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Institutional International Portfolio

         The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

         The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

Emerging Markets Portfolio

         For long-term growth of capital, the Portfolio may invest up to 35% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least Baa by Moody's or BBB by S&P or are unrated debt securities deemed to be of comparable quality by the Sub-Advisor. Certain debt securities can provide the potential for long-term growth of capital based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds can provide the potential for long-term growth of capital through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible. However, there can be no assurances that debt securities or convertible bonds will provide long-term growth of capital.

         The Portfolio may lend its portfolio securities. Additionally, the Portfolio may invest in European Depositary Receipts ("EDRs"), and may enter into forward foreign currency contracts and reverse repurchase agreements. When deemed appropriate by the Sub-Advisor, the Portfolio may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

         When the Sub-Advisor believes that market conditions warrant, the Portfolio may adopt a temporary defensive position and may invest up to 100% of its total assets in the following high-quality (that is, rated Prime-1 by

Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Sub-Advisor) money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. The Portfolio also may purchase shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act).

Global Equity Portfolio

         The Portfolio intends to remain, for the most part, fully invested in equity securities and securities convertible into equity securities. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes. Additionally, the Portfolio may enter into reverse repurchase agreements.


                      COMMON INVESTMENT POLICIES AND RISKS


Repurchase Agreements


         Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the International, Large Cap Value, Small Capitalization Equity, Tax Managed Equity, Muni Intermediate and New Jersey Muni Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

         In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.

          If the seller defaulted on its repurchase obligation, a Portfolio holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

Borrowing

         As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio's securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

Securities Lending

         Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Advisor in making decisions with respect to the lending of securities, subject to review by the particular Fund's Board.

         There is the risk that when lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities.

"When Issued," "Delayed Settlement," and Forward Delivery Securities

         Each Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

         Securities purchased or sold on a "when issued," "delayed settlement" or "forward delivery" basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller's failure to do so may cause a Portfolio to miss a advantageous price or yield.

Investment Company Securities

         In connection with the management of their daily cash positions, the Portfolios (other than the Emerging Markets Portfolio) may each invest in securities issued by other open-end investment companies which invest in the obligations of the U.S. Government and its guaranteed or sponsored agencies. In addition, the International, Institutional International and Emerging Markets Portfolios may each invest in shares of closed-end investment companies which invest chiefly in the shares of companies located outside of the U.S. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value.

Illiquid Securities

         The Portfolios (other than the Emerging Markets and Global Equity Portfolios) will not invest more than 10% of their respective net assets in securities that are illiquid. The Emerging Markets and Global Equity Portfolios will not invest more than 15% of their respective net assets in securities that are illiquid. These securities are subject to the risk that should a Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price.


Stand-by Commitments

         The Muni Intermediate and New Jersey Muni Portfolios may acquire stand-by commitments which may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.

Foreign Securities

         The International, Tax Managed Equity, Small Capitalization Equity, Large Cap Value, Institutional International, Emerging Markets and Global Equity Portfolios may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

         Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the NAV of the Portfolios' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of a Portfolio's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolios' securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         The Emerging Markets and Global Equity Portfolios may invest in emerging market countries. Developing countries may impose restrictions on a Portfolio's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts

         The International, Large Cap Value, Institutional International, Emerging Markets and Global Equity Portfolios may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

         The International, Large Cap Value, Institutional International, Global Equity and Emerging Markets Portfolios may invest in American Depository Receipts ("ADRs"). ADRs are depository receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.

         The Emerging Markets and Global Equity Portfolios may also purchase European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") which are designed for use in either foreign or domestic exchanges and their respective over-the-counter markets. EDRs and GDRs are depository receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

         Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.


Forward Foreign Exchange Contracts


         The Institutional International, International, Emerging Markets and Global Equity Portfolios may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


         At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Reverse Repurchase Agreements

         The Government Cash, Core Fixed Income, Emerging Markets and Global Equity Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement a Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, a Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. A Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, a Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide a Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         A Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A

Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

         A Portfolio is permitted to invest up to one-third of each of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

         The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.

Interest Rate Risks

         The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

Credit Risks

         Because the Portfolios may invest in fixed-income securities, they are subject to "credit risk"-- the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

         The Small Capitalization Equity and Emerging Markets Portfolios may invest in securities which have the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

U.S. Government Obligations

         The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

                            PRICE OF PORTFOLIO SHARES

         The NAV per share of each Portfolio is determined by dividing the total market value of each Portfolio's investments and other assets, less liabilities, by the total number of those shares outstanding.


         Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.


         For the purpose of calculating the Government Cash and Tax-Exempt Cash Portfolio's (collectively, the "Money Market Portfolios") NAV per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The use of amortized cost and the maintenance of each Money Market Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Money Market Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Advisor, pursuant to procedures established by the Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.

         The Board has established procedures reasonably designed to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

         In the event of a deviation of over 1/2 of 1% between a Money Market Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a NAV per share as determined by using available market quotations.

         The NAV per share of each Money Market Portfolio will ordinarily remain at $1.00, but each Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolios will maintain a constant NAV per share of $1.00.

         The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which
(i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.


         Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board. These securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


         The Muni Intermediate and New Jersey Muni Portfolios' municipal obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the administrator to reflect the fair market value of such municipal obligations. Municipal obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

                               PURCHASE OF SHARES


         The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of the Advisor or Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), the Funds' transfer agent, and to deliver required funds to The Chase Manhattan Bank, N.A., the Funds' custodian, on a timely basis.


         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolios investment objectives and policies.

                              REDEMPTION OF SHARES

         Redemption proceeds are normally paid in cash, although each Portfolio has the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90 day period. Any additional redemption proceeds would be made in readily marketable securities.

                              SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER


         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor, and the Sub-Advisor (with respect to the Emerging Markets Portfolio), will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies.


                             INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;


         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;


         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);


         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (15% in the case of the Emerging Markets and Global Equity Portfolios) of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers, or with respect to each Portfolio other than the Global Equity Portfolio, invest more than an aggregate of 10% (15% in the case of the Emerging Markets Portfolio) of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio (other than the Emerging Markets Portfolio), securities subject to legal or contractual restrictions on resale;


         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

         (14) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (14).


         Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio's total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio's total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio's total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of the quarter.


         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.


         If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

         With respect to the International, Large Cap Value, Small Capitalization Equity, Tax Managed Equity, Institutional International, Emerging Markets and Global Equity Portfolios, borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of each Portfolio's total net assets.

         With respect to investment limitations (7) and (8), the Institutional International, Emerging Markets and Global Equity Portfolios may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.


         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transaction, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

                             MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers.


Board Members and Officers

         The business and affairs of each of the Funds are managed under the direction of its Board. The following is a list of the Board members and officers of each of the Funds and a brief statement of their principal occupations during the past five years:


Name and Address                          Age      Principal Occupation During Past Five Years
---------------------------               ---      -------------------------------------------
H. Franklin Allen, Ph.D.                   42      Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                 Portfolios; Nippon Life Professor of Finance and Economics;
The Wharton School                                 Professor of Finance and Economics from 1990-1996; Vice Dean and
University of Pennsylvania                         Director of Wharton Doctoral Programs from 1990-1993.  He has been
Philadelphia, PA  19104-6367                       employed by The University of Pennsylvania since 1980.

Willard S. Boothby, Jr.                    77      Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                              Portfolios; Director, Penn Engineering & Manufacturing Corp.;
Wyndmoor, PA  19118                                Former Director of Georgia-Pacific Corp.; Former Managing Director
                                                   of Paine Webber, Inc.

John W. Church, Jr.*                       66      Chairman and Director of Glenmede Fund; Chairman and Trustee of The
44 Wistar Road                                     Glenmede Portfolios; Retired, formerly the Executive Vice President
Villanova, PA  19085                               and Chief Investment Officer of The Glenmede Trust Company from
                                                   1979 - 1997.



Name and Address                          Age      Principal Occupation During Past Five Years
---------------------------               ---      -------------------------------------------
Francis J. Palamara                        73      Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                     Portfolios; Trustee of Gintel Fund; Director of XTRA Corporation;
Phoenix, AZ  85064-4024                            Former Executive Vice President--Finance of ARAMARK, Inc.

G. Thompson Pew, Jr.*                      56      Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
310 Caversham Road                                 Director of The Glenmede Trust Company; Former Director of
Bryn Mawr, PA  19010                               Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal
                                                   and Officer of Philadelphia Investment Banking Co.; Former Director
                                                   and Officer of Valley Forge Administrative Services Company.

Mary Ann B. Wirts                          47      President of Glenmede Fund and the Glenmede Portfolios; First Vice
One Liberty Place                                  President and Manager of The Fixed Income Division of The Glenmede
1650 Market Street, Suite 1200                     Trust Company.  She has been employed by The Glenmede Trust Company
Philadelphia, PA  19103                            since 1982.

Kimberly C. Osborne                        33      Executive Vice President of Glenmede Fund and the Glenmede
One Liberty Place                                  Portfolios; Vice President of The Glenmede Trust Company. She has
1650 Market Street, Suite 1200                     been employed by The Glenmede Trust Company since 1993. From
Philadelphia, PA  19103                            1992-1993, she was a Client Service Manager with Mutual Funds
                                                   Service Company and from 1987-1992, she was a Client
                                                   Administrator with The Vanguard Group, Inc.

Michael P. Malloy                          39      Secretary of Glenmede Fund; Partner in the law firm of Drinker
Philadelphia National Bank Building                Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                         55      Assistant Secretary of Glenmede Fund and the Glenmede Portfolios;
One South Street                                   Principal, BT Alex. Brown Inc.; Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                          42      Treasurer of Glenmede Fund and the Glenmede Portfolios.  He has
One South Street                                   been a Vice President of B.T. Alex. Brown Inc. since 1995.  Prior
Baltimore, MD 21202                                thereto, he was Vice President and Treasurer of The Delaware Group.

--------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.


Remuneration of Board Members

         Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Glenmede Portfolios pays each Board member, other than officers of the Advisor, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Officers of the Funds receive no compensation as officers from the Funds.


         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1998.


                                                                           Pension or
                                                                           Retirement        Estimated
                                       Aggregate        Aggregate           Benefits          Annual           Total
                                    Compensation      Compensation            Total          Benefits      Compensation
          Name of                        from         from Glenmede        Part of the         Upon          from the
     Person, Position                Glenmede Fund     Portfolios        Funds' Expense     Retirement         Funds
     ----------------                -------------     ----------        --------------     ----------     ------------


Dr. H. Franklin Allen, Ph.D.,          $14,197            $1,054              None              None           $15,250
Director/Trustee

Willard S. Boothby, Jr.,               $12,946            $1,054              None              None           $14,000
Director/Trustee


John W. Church, Jr.                    $15,446            $1,054              None              None           $16,500
Director/Trustee


Francis J. Palamara,                   $12,946            $1,054              None              None           $14,000
Director/Trustee

G. Thompson Pew, Jr.,                  $14,197            $1,054              None              None           $15,250
Director/Trustee

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisor

         The Advisor, The Glenmede Trust Company, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 79 shareholders. The Corporation has a nine person Board of Directors which, at December 31, 1998, collectively, owned 98.67% of the Corporation's voting shares and 36.18% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at December 31, 1998 are as follows:

The Glenmede Corporation                       Percent of        Percent of
Board of Directors                             Voting Shares     Total Shares
------------------                             -------------     ------------

Susan W. Catherwood.................              10.83%            1.16%
Richard F. Pew......................              10.83%            1.00%
Thomas W. Langfitt, M.D.............              11.07%            8.87%
Arthur E. Pew III...................              10.83%            1.00%
J. Howard Pew, II...................              10.83%            1.35%
J. N. Pew, III......................              11.07%            5.06%
J. N. Pew, IV.......................              11.07%            1.36%
R. Anderson Pew.....................              11.07%            5.64%
Ethel Benson Wister.................              11.07%           10.74%
                                                 ------           ------
                                                  98.67%           36.18%


         As noted in the Prospectuses, the Advisor does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Tax Managed Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services.

         The Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. Prior to January 1, 1998, the Advisor did not receive any fee from the Small Capitalization Equity Portfolio for its investment services. For the period January 1, 1998 to October 31, 1998, the Small Capitalization Equity Portfolio paid the Advisor fees of $1,965,405.

        The Advisor is entitled to receive a fee from the Institutional International Portfolio for its services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio's average daily net assets. The Advisor has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of average net assets. There were no waivers necessary for the fiscal years ended October 31, 1998, 1997 and 1996, respectively. During the fiscal years ended October 31, 1998, 1997 and 1996, the Institutional International Portfolio paid the Advisor advisory fees of $718,993, $564,533 and $382,491, respectively.

         Effective November 1, 1996, the Advisor is entitled to receive a fee from the Emerging Markets Portfolio for its services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio's average daily net assets, and the Sub-Advisor is entitled to receive a fee from the Emerging Markets Portfolio for its services, calculated daily and payable monthly, at the annual rate of .50% of the Portfolio's average daily net assets. Prior to November 1, 1996, the Advisor and Sub-Advisor were entitled to receive fees from the Emerging Markets Portfolio for their services, calculated daily and payable monthly at the annual rate of .50% and .75%, respectively, of the Portfolio's average daily net assets. For the fiscal years ended October 31, 1998, 1997 and 1996, the Emerging Markets Portfolio paid the Advisor advisory fees of

$570,667, $794,794 and $331,946, respectively, and paid the Sub-Advisor sub-advisory fees of $380,444, $529,863 and $498,632, respectively.

         The Advisor is entitled to receive a fee from the Global Equity Portfolio for its investment services, calculated daily and payable monthly, at the annual rate of .70% of the Portfolio's average daily net assets. For the period November 4, 1997 (commencement of operations) to October 31, 1998, the Global Equity Portfolio paid the Advisor advisory fees of $178,727.


         Additionally, many shareholders in the Portfolios are clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $1 million of principal, .60% on the next $1 million of principal, .50% on the next $3 million of principal and .40% on the next $5 million of principal, with a minimum annual fee of $10,000. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.


Administrative, Transfer Agency and Dividend Paying Services

         ICC, One South Street, Baltimore, Maryland 21202, serves as the Funds' administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of the Funds' investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from the Funds equal to .12% of the first $100 million of the combined net assets of the Funds; .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million. For the fiscal year ended October 31, 1998, ICC received fees at the rate of .04% of the Government Cash Portfolio's average net assets; .04% of the Tax-Exempt Cash Portfolio's average net assets; .04% of the Core Fixed Income Portfolio's average net assets; .04% of the International Portfolio's average net assets; .04% of the Tax Managed Equity Portfolio's average net assets; .04% of the Small Capitalization Equity Portfolio's average net assets; .04% of the Large Cap Value Portfolio's average net assets; .04% of the Muni Intermediate Portfolio's average net assets; .04% of the New Jersey Muni Portfolio's average net assets; .04% of the Emerging Markets Portfolio's average net assets; and
 .04% of the Institutional International Portfolio's average net assets. For the period November 4, 1997 (commencement of operations) to October 31, 1998, ICC received fees at the rate of .04% of the Global Equity Portfolio's average net assets

          For the fiscal year ended October 31, 1998, the Funds paid ICC fees of $172,208 for the Government Cash Portfolio, $109,335 for the Tax-Exempt Cash Portfolio, $93,997 for the Core Fixed Income Portfolio, $430,419 for the International Portfolio, $58,477 for the Tax Managed Equity Portfolio, $171,862 for the Small Capitalization Equity Portfolio, $27,783 for the Large Cap Value Portfolio, $7,047 for the Muni Intermediate Portfolio, $5,131 for the New
Jersey Muni Portfolio, $28,180 for the Emerging Markets Portfolio and $36,343 for the Institutional International Portfolio. For the period November 4, 1997 (commencement of operations) to October 31, 1998, ICC received fees of $9,297 for the Global Equity Portfolio.

         For the fiscal year ended October 31, 1997, the Funds paid ICC fees of $178,351 for the Government Cash Portfolio, $99,450 for the Tax-Exempt Cash Portfolio, $101,654 for the Core Fixed Income Portfolio, $342,102 for the International Portfolio, $45,406 for the Tax Managed Equity Portfolio, $144,610 for the Small Capitalization Equity Portfolio, $24,893 for the Large Cap Value Portfolio, $7,183 for the Muni Intermediate Portfolio, $3,821 for the New Jersey Muni Portfolio, $40,354 for the Emerging Markets Portfolio and $28,484 for the Institutional International Portfolio.

         For the fiscal year ended October 31, 1996, the Funds paid ICC fees of $183,151 for the Government Cash Portfolio, $95,073 for the Tax-Exempt Cash Portfolio, $110,811 for the Core Fixed Income Portfolio, $216,069 for the International Portfolio, $33,415 for the Tax Managed Equity Portfolio, $101,413 for the Small Capitalization Equity Portfolio, $12,716 for the Large Cap Value Portfolio, $7,474 for the Muni Intermediate Portfolio and $2,571 for the New Jersey Muni Portfolio, $25,712 for the Emerging Markets Portfolio and $20,500 for the Institutional International Portfolio.

Shareholder Services Plan

         Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995 and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan (collectively the "Plans") effective January 1, 1998 under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. As of the date of this Statement of Additional Information, the Institutional International, Emerging Markets and Global Equity Portfolios are not subject to the Plans and, accordingly, pay no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% (.25% for Advisor Shares of the Small Capitalization Equity Portfolio), is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. For the period November 1, 1997 through December 31, 1997, Advisor Shares of the Small Capitalization Equity Portfolio paid shareholder servicing fees at an annual rate of .05% of average daily net assets. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses.

         The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments;

providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

         The Advisor has entered into an Agreement with the Funds and provides shareholder support services to their clients who beneficially own shares of certain Portfolios listed below. Shareholder servicing fees payable to the Advisor for the fiscal year ended October 31, 1998 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Tax Managed Equity, International, Small Capitalization Equity (Advisor Shares) and Large Cap Value Portfolios were $232,765, $147,783, $130,578, $9,527, $7,046,
$79,117, $621,378, $61,795 and $37,371, respectively.

          Shareholder servicing fees payable to the Advisor for the period January 1, 1998 (commencement of operations of Institutional Shares) to October 31, 1998 for the Small Capitalization Equity Portfolio (Institutional Shares) were $1,270.

         Shareholder servicing fees payable for the fiscal year ended October 31, 1997 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $233,912, $130,408, $129,813, $9,418, $5,023, $59,674, $448,678, $189,976 and $32,710, respectively.

         Shareholder servicing fees payable for the fiscal year ended October 31, 1996 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $226,624, $117,082, $136,249, $9,135, $3,168, $42,934, $265,082, $125,390 and $15,789, respectively.


Custodian

         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., 3 Chase Metrotech Center, Brooklyn, New York 11245.

Distributor

         Shares of the Funds are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), P.O. Box 7558, Portland, Maine 04101, pursuant to Distribution Agreements between the Funds and ICC Distributors. ICC Distributors receives no fee from the Funds for its distribution services.

Independent Accountants

         PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants and will audit their financial statements annually.

Counsel

         Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to Funds.

Reports

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.


                             PORTFOLIO TRANSACTIONS


         The Investment Advisory Agreements and the Sub-Advisory Agreement authorize the Advisor, and the Sub-Advisor (Emerging Markets Portfolio only), to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor or the Sub-Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor or the Sub-Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor or Sub-Advisor under the Investment Advisory Agreements and the Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor to a Portfolio and the Advisor's or Sub-Advisor's other clients.

         During the fiscal year ended October 31, 1998, the Tax Managed Equity, International, Small Capitalization Equity, Large Cap Value, Institutional International and Emerging Markets Portfolios paid $191,112, $889,483, $613,021, $225,179, $89,805 and $630,185 in brokerage commissions, respectively. For the period November 4, 1997 (commencement of operations) to October 31, 1998, the Global Equity Portfolio paid $84,877 in brokerage commissions. During the fiscal year ended October 31, 1997, the Tax Managed Equity, International, Small Capitalization Equity, Large Cap Value, Institutional International and Emerging

Markets Portfolios paid $80,102, $1,256,020, $592,458, $171,033, $21,782 and
$118,807 in brokerage commissions, respectively. During the fiscal year ended October 31, 1996, the Tax Managed Equity, International, Small Capitalization Equity, Large Cap Value, Institutional International and Emerging Markets Portfolios paid $99,329, $726,803, $487,995, $165,881, $40,839 and $535,111 in
brokerage commissions, respectively.


         The Government Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor.


         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor or Sub-Advisor. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor or Sub-Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor or Sub-Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.


                     ADDITIONAL INFORMATION CONCERNING TAXES

General

           The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


         Each Portfolio is treated as a separate corporate entity under the Code, and intends to qualify as a regulated investment company. Such qualification generally relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. (In general, a Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year.) In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.


         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.




         The following Portfolios have available capital loss carryforwards to offset future net capital gains through the indicated expiration dates as follows:


                             Expiring     Expiring     Expiring    Expiring     Expiring     Expiring     Expiring      Expiring
Portfolio                    in 1999      in 2000      in 2001     in 2002      in 2003      in 2004      in 2005       in 2006
---------                    -------      -------      -------     -------      -------      -------      -------       --------
Government Cash                     -            -         $127      $1,000      $26,819            -       $7,815            -

Tax-Exempt Cash               $18,922            -       19,079       8,905       27,815          $13            -       $7,160

Core Fixed Income                   -            -            -   7,273,798            -            -            -            -

Muni Intermediate                   -            -            -     188,697      549,436        2,107       42,723            -

New Jersey Muni                     -            -            -      56,594       21,708       11,660            -         1,721

International                       -            -            -           -            -            -            -    21,514,083

Institutional International         -            -            -           -            -            -            -     1,919,500

Emerging Markets                    -            -            -           -            -            -            -    32,230,980

Global Equity                       -            -            -           -            -            -            -       403,871

         If the Emerging Markets or Global Equity Portfolios retain net capital gains for reinvestment, the Portfolios may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by a Portfolio on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Portfolio shares.


         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios) would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.


International, Institutional International, Emerging Markets and Global Equity Portfolios

        Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, each Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

        Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders with respect to a Portfolio, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Portfolio. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Portfolio. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce investment company taxable income and the distributions by the Portfolio will be treated as United States source income.


Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios

          As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such year.



         While each Portfolio will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

Federal Taxation of Certain Financial Instruments


        Generally, futures contracts held by the Institutional International, International, Emerging Markets and Global Equity Portfolios at the close of their taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of its taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

         Certain foreign currency contracts entered into by the International, Institutional International, Emerging Markets and Global Equity Portfolios may be subject to the "mark-to-market" process and the 40-60 rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those foreign currency contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. The Treasury has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the Portfolios may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Other Tax Matters

        Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Portfolio may make or enter into will be subject to the special currency rules described above.

        The International, Institutional International, Emerging Markets and Global Equity Portfolios may recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for beneficial tax treatment, a Portfolio must distribute substantially all of its income to shareholders. Thus, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, in order to satisfy the distribution requirement.

        Some of the debt securities may be purchased by the International, Institutional International, Emerging Markets and Global Equity Portfolios at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Portfolio at a constant rate over the time remaining to the debt security's maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

        Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors could limit the ability of each of the International, Institutional International, Emerging Markets and Global Equity Portfolios' to make sufficient distributions to satisfy the 90% and calendar year distribution requirements.

Options

         When the Tax Managed Equity Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included as a deferred credit in the liability section of the Portfolio's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Tax Managed Equity Portfolio may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Portfolio will realize a gain or loss. Premiums from expired call options written by the Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.


Miscellaneous

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Special Considerations Regarding Investment In Pennsylvania Municipal
Obligations


         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.


         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1997, the General Fund had a surplus of $1,364.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.


         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement; after its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU. In July 1998, the plaintiffs reached a settlement agreement with the City of Philadelphia and related parties, subject to approval by the district court. The Commonwealth and certain other parties are continuing settlement negotiations (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; a special master appointed by the Court submitted an implementation plan in 1997, recommending a four phase transition to state funding of a unified judicial system; the special master recommended that the implementation of the phase should be effective July 1, 1998, with the completion of the final phase early next century; objections to the Special Master's report were due by September 1, 1997; the General Assembly has yet to approve legislation implementing the Court's judgment; (c) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Settlement Agreement resolve to which Envirotest's claims that will pay Envirotest a conditional sum of $195 million over four years; (d) in litigation brought by the Pennsylvania Human Relations Commission to remedy unintentional conditions of segregation in the Philadelphia public schools, the School District of Philadelphia filed a third-party complaint against the Commonwealth asking the Commonwealth Court to require the Commonwealth to supply funding necessary for the District to comply with orders of the court; the Commonwealth Court found that the School District was entitled to receive an additional $45.1 million for the 1996-97 school year, but the Pennsylvania Supreme Court vacated this decision in September 1996; pursuant to the Court's orders, the parties have briefed certain issues. The Supreme Court heard oral argument in February 1998 and took the matter under advisement (no available estimate of potential liability); (e) in February 1997, five residents of the City of Philadelphia, joined by the City, the School District and others, filed a civil action in the Commonwealth Court for declaratory judgment against the Commonwealth and certain Commonwealth officers and officials that the defendants had failed to provide an adequate quality of education in Philadelphia, as required by the Pennsylvania Constitution; after preliminary objections and briefs were filed, the Court heard oral argument en banc in September 1997. On March 2, 1998, the Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending (no available estimate of potential liability); (f) in April 1995, the Commonwealth reached a settlement agreement with Fidelity Bank and certain other banks with respect to the constitutional validity of the Amended Bank Shares Act and related legislation; although this settlement agreement did not require expenditure of Commonwealth funds, the petitions of other banks are currently pending with the Commonwealth Court (no available estimate of potential liability); (g) suit has been filed in state court against the State Employees' Retirement Board claiming that the use of gender distinct actuarial factors to compute benefits received before August 1, 1983 violates the Pennsylvania Constitution (gender-neutral factors have been used since August 1, 1983, the date on which the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the use of such factors violated the Federal Constitution); in 1996, the Commonwealth Court heard oral argument en banc, and in 1997 denied the plaintiff's motion for judgment on the pleadings, the case is currently in discovery (no available estimate of potential liability; and (h) in March 1998 several residents of the city of Philadelphia joined by the School District and others filed a civil action in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others. In their suit, the plaintiffs claim that the defendants are violating a regulation of the U.S. Department of Educaiton promulgated under Title VI of the Civil Rights Act of 1964 in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. Briefing on the various motions is expected to be completed by the end of November 1998. All motions would then be before the district court for disposition (no available estimate of potential liability).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.


         The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and in recent years, the Authority has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. The City currently is operating under a five-year plan approved by the Authority in 1996, with technical amendments officially incorporated on July 18, 1996. The audited balance of the City's General Fund as of June 30, 1997 showed a surplus of approximately $128.8 million up from approximately $118.5 million as of June 30, 1996.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority's power to issue debt to finance a cash flow deficit expired on December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had approximately $1.1 billion in Special Revenue Bonds outstanding as of June 30, 1998.

         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey Municipal Obligations


         The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. The State of New Jersey (the "State") generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although the State's manufacturing industry has shown a downward trend in the last few years. Recently, the state's unemployment rate has fallen, and job growth has been experienced in several sectors of the state's economy. While the State's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, adverse conditions including a recurrence of high levels of unemployment, could adversely affect the State's overall economy and its ability to meet its financial obligations. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.


         The State and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.


         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care, which may further affect a hospital's debt service obligation.


         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State;
(ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (vii) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts; (viii) a group of insurance companies have filed a constitutional challenge to the challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (ix) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (x) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (xi) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (xii) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and (xiii) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                            PERFORMANCE CALCULATIONS


         Each of the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may compare their total returns for the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the S&P 500, the Dow Jones Industrial Average, the Russell 2000 Index or the NASDAQ Composite Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Tax Managed Equity, International, Small Capitalization Equity or Large Cap Value Portfolios may also be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper"). In addition, the International Portfolio's total return may be compared to the Morgan Stanley Capital International EAFE Index (the "EAFE Index").

         Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may compare their total returns, and their yields, to that of other investment companies with similar investment objectives and to bond and other relevant indices such as those compiled by Merrill Lynch, Lehman Brothers or others or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return or the yield of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios may be compared to data prepared by Lipper.

         The Institutional International Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Portfolio may be compared to data prepared by Lipper and the EAFE Index.

         The Emerging Markets Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Emerging Markets Portfolio may be compared to data prepared by Lipper, the Morgan Stanley Capital International Emerging Markets Free Index (also known as the Emerging Markets Index) and the International Financial Corporation Composite Index.

         The Global Equity Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Portfolio may be compared to data prepared by Lipper, the MSCI World Index and the EAFE Index.

         Total return, yield (for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios), and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolios.

         Performance quotations represent a Portfolio's past performance and should not be considered as indicative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor, an Affiliate to its respective clients, or Institutions to their respective clients will not be included in a Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return as appropriate.

         From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio, may advertise or quote yield, effective yield, tax-equivalent yield (Tax-Exempt Cash Portfolio only), or total return. The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios, and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Money Market Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Money Market Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt.


         The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Money Market Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor" in the Prospectus.

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Money Market Portfolios for the seven-day period ended October 31, 1998.

                                                  Government        Tax-Exempt
                                                 Cash Portfolio   Cash Portfolio
                                                    10/31/98         10/31/98
                                                 -------------    -------------

7-Day Yield (Net Change X 365/7 average NAV)          5.08%            2.89%
7-Day Effective Yield                                 5.21%            2.93%
7-Day Tax-Equivalent Yield                            N/A              4.25%*

---------------------------------
* Assumes an effective Federal income tax rate of 31%


         The SEC yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 1998 was 6.09%, 4.41% and 3.74%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                                    Yield   =   2 [( a-b + 1)(6) - 1]
                                                     ---
                                                     cd

          Where:  a = dividends and interest earned during the period.

                  b = expenses accrued for the period net of reimbursements.

                  c = the average daily number of shares
                      outstanding during the period that
                      were entitled to receive dividends.

                  d = maximum offering price per share on the last
                      day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor" in the Prospectus.

         The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 1998 was 6.58% and 5.74%, respectively (assuming a marginal Federal income tax rate of 31% and marginal Pennsylvania and New Jersey income tax rates of 2.80 and 5.525%, respectively).

         The Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Institutional International, Emerging Markets and Global Equity Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                           T      =        [( ERV  )(1/n) - 1]
                                               P

                           Where:  T     = average annual total return.

                                   ERV   = ending redeemable value
                                           at the end of the period
                                           covered by the computation
                                           of a hypothetical $1,000
                                           payment made at the
                                           beginning of the period.

                                    P    = hypothetical initial payment of
                                           $1,000.

                                    n    = period covered by the computation,
                                           expressed in terms of years.

         The Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Institutional International, Emerging Markets and Global Equity Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                    T    =  [(  ERV  ) - 1]
                                                ---
                                                P


         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return does not reflect any fees charged by the Advisor or Institutions to their clients. See "Investment Advisor" in the Prospectuses.


         As of January 1, 1998, the Small Capitalization Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual
 .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to January 1, 1998, the Small
Capitalization Equity Portfolio did not have an advisory fee and Advisor Shares had a .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to January 1, 1998 is represented by performance of the Advisor Shares.


         Set forth below are the average annual total return figures for the Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value, New Jersey Muni, Institutional International, Emerging Markets and Global Equity Portfolios since inception and for the one- and five-year periods ended October 31, 1998.


                                            Tax                           Small
                         Core Fixed        Managed                    Capitalization             Muni
                           Income          Equity    International        Equity              Intermediate
                          Portfolio       Portfolio  Portfolio          Portfolio             Portfolio
                          ---------       ---------  ---------          ---------             ---------
                                                                  Advisor     Institutional
                                                                   Shares        Shares
                                                                   ------        ------
1 Year Ended 10/31/98       9.32%          7.00%        7.44%       (18.35)%       N/A            5.77%
5 Years Ended 10/31/98      6.44%         18.66%       11.06%        11.27%        N/A            5.04%
Inception to 10/31/98       8.63%         14.82%       11.19%        13.34%       13.36%*         5.67%

*  Annualized.


                           Large Cap         New        Institutional      Emerging       Global      Government       Tax-Exempt
                             Value       Jersey Muni    International       Markets       Equity         Cash             Cash
                           Portfolio     Portfolio       Portfolio         Portfolio      Portfolio    Portfolio        Portfolio
                           ---------     ---------       ---------         ---------      ---------   -----------      ----------

1 Year Ended 10/31/98         4.77%          6.71%          7.26%           (35.07)%         N/A         5.63%           3.41%
5 Years Ended 10/31/98       14.01%            N/A         11.98%**              N/A         N/A         5.25%           3.30%
Inception to 10/31/98        15.98%          5.03%         10.17%**         (10.92)%       2.29%         5.79%           3.92%

** The Institutional International Portfolio's average annual total return figures for the 5 Year and since Inception periods above are net of fee waivers. The Portfolio's average annual total return figures without fee waivers for the 5-Year and since Inception periods would have been lower.


Inception Dates:
Core Fixed Income Portfolio..................................     11/17/88
Tax Managed Equity Portfolio.................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Equity Portfolio
     Advisor Shares..........................................     03/01/91
     Institutional Shares....................................     01/01/98
Muni Intermediate Portfolio..................................     06/05/92
Large Cap Value Portfolio....................................     12/31/92
New Jersey Muni Portfolio....................................     11/01/93
Institutional International Portfolio........................     08/01/92
Emerging Markets Portfolio...................................     12/14/94
Global Equity Portfolio......................................     11/04/97
Government Cash Portfolio ...................................     11/07/88
Tax-Exempt Cash Portfolio ...................................     11/10/88

         Set forth below are the aggregate total return figures for the Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value, New Jersey Muni, Institutional International, Emerging Markets and Global Equity Portfolios from inception to October 31, 1998.

Portfolio                           Inception Date        Aggregate Total Return
---------                           --------------        ----------------------
Core Fixed Income                      11/17/88                  127.93%
Tax Managed Equity                     07/20/89                  260.54%
International                          11/17/88                  187.29%
Small Capitalization Equity
     Advisor Shares                    03/01/91                  161.24%
     Institutional Shares              01/01/98                  161.68%
Muni Intermediate                      06/05/92                   42.41%
Large Cap Value                        12/31/92                  137.05%
New Jersey Muni                        11/01/93                   27.77%
Institutional International            08/01/92                  102.76%
Emerging Markets                       12/14/94                  (36.15)%
Global Equity                          11/04/97                    2.29%

                               GENERAL INFORMATION


Description of Shares and Voting Rights

         The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the SEC has expressed the view that the use of a combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

Certain Record Holders

         As of February 1, 1999, the Advisor held of record substantially all of the outstanding shares of each Portfolio (including the Advisor and Institutional Share classes of the Small Capitalization Equity Portfolio) and, therefore, may, for certain purposes be deemed to control each Portfolio and be able to affect the outcome of certain matters presented for a vote of each Portfolio's shareholders. For more information about the Advisor, see "Investment Advisor" in the Prospectuses. As of February 1, 1999, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.


Dividends and Distributions


         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Undistributed net investment income is included in each Portfolio's (other than the Money Market Portfolios) net assets for the purpose of calculating its NAV per share. Therefore, on the Portfolio's "ex-dividend" date, the NAV per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share NAV of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.


                              FINANCIAL STATEMENTS


         The Funds' Financial Statements for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Tax Managed Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate, New Jersey Muni, Institutional International, Emerging Markets and Global Equity Portfolios for the year or period ended October 31, 1998, and the financial highlights for each of the respective periods presented, appearing in the 1998 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 1998 Annual Reports to Shareholder are incorporated herein.


                                OTHER INFORMATION


         The Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.


         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I.       Description of Bond Ratings

         Excerpts from Moody's description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- judged to be of upper medium quality; factors giving security to principal and interest considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- judged to be of medium quality; lacking outstanding investment characteristics and in fact having speculative characteristics.


         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest investment attributes, within those categories are designated by the symbols Aa1, A1 and Baa1, respectively.


         Excerpts from S&P description of its highest bond ratings: AAA -- highest grade obligations; indicates an extremely strong capacity to pay interest and repay principal; AA -- also qualify as high grade obligations; indicates a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- qualifies as upper medium grade obligations; have strong capacity to pay interest and repay principal, although somewhat more susceptible to adverse effects of change in circumstances and economic conditions than higher rated bonds; BBB -- indicates adequate capacity to pay interest and repay principal, although adverse economic conditions are likely to weaken such capacity.


         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes, other short-term obligations and variable rate demand obligations are as follows: MIG-1/VMIG-1 -- Best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing; MIG-2/VMIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Excerpt from S&P rating of municipal note issues: SP-1+ -- overwhelming capacity to pay principal and interest; SP-1 -- very strong or strong capacity to pay principal and interest.

         Description of S&P highest commercial papers ratings: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

II.      Description of Mortgage-Backed Securities

         Mortgage-Related Securities. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Core Fixed Income Portfolio may invest in mortgage-backed securities issued or sponsored by both government and non-governmental entities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Privately-issued mortgage backed securities must have a rating of at least A by S&P or Moody's or which if unrated, is in the Advisor's opinion equivalent in credit quality to securities so rated. The ratings assigned by a rating organization (e.g., S&P or Moody's) to privately-issued mortgage-backed securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. Additionally, in order to receive a high quality rating from the rating organizations, privately issued mortgaged-backed securities normally are structured with one or more types of "credit enhancement." Credit enhancement falls generally into two categories: (i) liquidity protection and
(ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

         The Core Fixed Income Portfolio may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC certificates in full, whether or not sufficient funds are otherwise available.

         Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

         CMOs and guaranteed REMIC certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

         CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These are referred to as "sequential pay" CMOs, or REMIC Certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

         Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC certificates may be issued in sequential pay or parallel pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile that other PAC classes.

         CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Portfolio based on the Portfolio's analysis of the market value of the security.

         The Core Fixed Income Portfolio may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. The Core Fixed Income Portfolio may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS' may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Advisor may determine that SMBS' which are U.S. Government securities are liquid for purposes of the Portfolio's limitation on investments in illiquid securities.

         SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Because derivative mortgage-backed securities (such as principal-only
(POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

III.     Description of Asset-Backed Securities

         Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

IV.      Description of U.S. Government Securities and Certain Other Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

V.       Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.


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         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

VI.      Foreign Investments


         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Tax Managed Equity, International, Small Capitalization Equity, Large Cap Value, Institutional International, Emerging Markets and Global Equity Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International, Institutional International, Emerging Markets and Global Equity Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Tax Managed Equity, International, Small Capitalization Equity, Large Cap Value, Institutional International, Emerging Markets and Global Equity Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Tax Managed Equity, International, Small Capitalization Equity, Large Cap Value, Institutional International, Emerging Markets and Global Equity Portfolios.

VII.     Options

         The Tax Managed Equity Portfolio's writing and purchase of options is a highly specialized activity which involves investment analysis and risks that are different from those associated with ordinary portfolio securities transactions.

         Purchasing options to attempt to increase return through their price appreciation involves the risk of loss of option premium if the Advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Portfolio involves the risk of net loss (after receiving the option premium) if the Advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the Advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Portfolio will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Portfolio's portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes.

         Additionally, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Portfolio may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.